UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Securities Exchange Act of 1934
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SENSATA TECHNOLOGIES HOLDING PLC

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SENSATA TECHNOLOGIES HOLDING PLC

2018 PROXY STATEMENT

Annual General Meeting of Shareholders

(incorporated and registered in England and Wales with registered no. 10900776)

Registered Office:
Interface House, Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon SN4 8SY
United Kingdom

April 27, 2018

Dear Fellow Shareholders:

On behalf of the Board of Directors (the "Board"), I cordially invite you to attend the Annual General Meeting of Shareholders of Sensata Technologies Holding plc to be held at 9:00 a.m. (Eastern Time) on Thursday, May 31, 2018 (the "Annual Meeting").

Our Board has fixed the close of business on April 27, 2018 as the record date for the determination of shareholders entitled to notice of and to vote at our Annual Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. You may vote your shares by proxy on the Internet, by telephone, or by completing, signing, and promptly returning the proxy card you received, or by attending the Annual Meeting in person.

In accordance with the U.K. Companies Act 2006, the formal notice of the Annual Meeting is set forth below in the following proxy statement. Our proxy materials are first being distributed or made available to shareholders on or around April 30, 2018.

We thank you for your continued support.

By Order of the Board of Directors,

Paul Edgerley
Chairman of the Board

Page

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS	1

PROPOSAL 1: ELECTION OF DIRECTORS	5

Corporate Governance	9

Board Committees and Meetings	11

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	14

Executive Officers	14

Compensation, Discussion and Analysis	16

Report of the Compensation Committee of the Board of Directors	33

Summary Compensation Tables and Narrative Disclosures	34

Potential Payments Upon Termination or Change in Control	42

CEO Pay Ratio Discussion	44

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45

PROPOSAL 4: REAPPOINTMENT OF U.K. STATUTORY AUDITOR	47

PROPOSAL 5: AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO DETERMINE THE COMPANY'S U.K. STATUTORY AUDITOR'S REMUNERATION FOR AND ON BEHALF OF THE BOARD OF DIRECTORS	48

PROPOSAL 6: RESOLUTION TO RECEIVE THE 2017 ANNUAL REPORT	49

PROPOSAL 7: RESOLUTION TO APPROVE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES	50

PROPOSAL 8: RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ALLOT SHARES UNDER OUR EQUITY INCENTIVE PLANS	52

PROPOSAL 9: RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ALLOT EQUITY SECURITIES UNDER OUR EQUITY INCENTIVE PLANS WITHOUT PRE-EMPTIVE RIGHTS	53

DIRECTOR COMPENSATION	54

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	56

SHAREHOLDERS' REQUESTS UNDER SECTION 527 OF THE COMPANIES ACT	57

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	58

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	60

PROPOSALS FOR THE 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS	61

SOLICITATION OF PROXIES	62

GENERAL AND HOUSEHOLDING OF PROXY MATERIALS	62

OTHER MATTERS	62

SHAREHOLDER RESOLUTIONS FOR 2018 ANNUAL GENERAL MEETING	63

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	65

APPENDIX A: NON-GAAP FINANCIAL MEASURES	69

APPENDIX B: FORM OF RULE 10B-18 REPURCHASE CONTRACT	72

APPENDIX C: FORM OF RULE 10B5-1 REPURCHASE PLAN	77

i

Notice of Annual General Meeting of Shareholders

Thursday, May 31, 2018 at 9:00 a.m., Eastern Time Registration begins at 8:00 a.m.	Foley Hoag LLP Seaport West, 155 Seaport Boulevard Boston, MA US 02210-2600

We are pleased to invite you to attend the 2018 Annual General Meeting of Shareholders (the "Annual Meeting") of Sensata Technologies Holding plc ("Sensata plc" or the "Company").
At the Annual Meeting, you will be asked to consider and vote on the following items of business:

1.	Election of nine directors.

2.	Advisory resolution to approve the compensation of our named executive officers ("NEOs").

3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

4.	Re-appointment of Ernst & Young LLP as our U.K. statutory auditor.

5.	Authorization of the Audit Committee, for and on behalf of the Board, to determine the remuneration of Ernst & Young LLP, in its capacity as our U.K. statutory auditor.

6.	Receipt of the audited annual report for Sensata Technologies Holding N.V. ("Sensata NV") for the year ended December 31, 2017.

7.	Approval of the form of two share repurchase contracts and the potential repurchase counterparties.

8.
Authorization of the Board, in accordance with section 551 of the Companies Act 2006 (the "Companies Act"), to exercise all powers of the Company to allot shares in the Company under our equity incentive plans.

9.
Authorization of the Board, in accordance with section 570 of the Companies Act, to allot shares in the Company under our equity incentive plans without the rights of preemption provided by section 561 of the Companies Act.

Effective March 28, 2018, Sensata NV merged with and into Sensata plc. Thus references to "us", "we", "our", the "Company", the "Board" and the "Board of Directors" through March 27, 2018 are referring to Sensata NV or the board of Sensata NV, while these references from March 28, 2018 onwards are referring to Sensata plc or the board of Sensata plc.
Holders of our ordinary shares at the close of business on April 27, 2018 can vote at the Annual Meeting scheduled for May 31, 2018. Your vote is important. You may vote your shares by mail, over the Internet, by telephone, or in person at the Annual Meeting. Beneficial owners whose shares are held in street name through a bank, broker, or other nominee, may vote by submitting voting instructions to the appropriate bank, broker, or other nominee. To reduce our administrative and postage costs, we ask that shareholders vote through the Internet or by telephone, both of which are available 24 hours a day, seven days a week. Shareholders may revoke their proxies at the times and in the manners described in the "Notes" section of this Notice of Annual General Meeting of Shareholders and in the "Frequently Asked Questions and Answers About the Annual Meeting" section beginning on page 65 of this proxy statement.

This notice and proxy statement are being mailed or made available to shareholders on or around April 30, 2018. We urge you to read the attached proxy statement for additional information concerning the matters to be considered at the Annual Meeting.

April 27, 2018
By Order of the Board of Directors,

Steven Reynolds
Company Secretary
Registered Office: Interface House, Interface Business Park, Bincknoll Lane, Royal Wootton Basset, Wiltshire, U.K. SN4 8SY
Registered in England and Wales No. 10900776
Notes:

1.
Each ordinary share of the Company outstanding on the record date will be entitled to cast one vote. In accordance with the Company’s articles of association, all resolutions will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. Except for Proposals 7 and 9, all resolutions will be proposed as ordinary resolutions, which under applicable law means that each resolution must be passed by a simple majority of the total voting rights of shareholders who vote on such resolution, whether in person or by proxy. Explanatory notes regarding each of the proposals (and related resolutions) are set out in the relevant sections of the accompanying proxy materials relating to such proposals.

2.
The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Companies Act will be made available on the Company’s website as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

3.
Our Board has fixed the close of business on Friday, April 27, 2018, as the record date of the Annual Meeting, and to be entitled to attend and vote at the Annual Meeting and any adjournment or postponement thereof, shareholders must be registered in the Register of Members of the Company at the close of business in New York on this record date. Changes to the Register of Members after the relevant deadline shall be disregarded in determining the rights of any person to attend and vote at the meeting. At the close of business on Friday, April 13, 2018, 171,572,465 ordinary shares of the Company were issued and outstanding. After April 27, 2018, a list of the shareholders entitled to notice of the Annual Meeting will be available for inspection by any shareholder at 529 Pleasant Street, Attleboro, Massachusetts 02703.

4.
If you are a broker, bank, or other nominee holding shares in street name, you can attend the Annual Meeting and vote. If you are a beneficial owner of shares held in street name through a broker, bank, or other nominee, you can attend the Annual Meeting.

5.
Shareholders are entitled to appoint a proxy to exercise all or any of their rights to attend and to speak and vote on their behalf at the Annual Meeting. A shareholder may appoint more than one proxy in relation to the Annual Meeting provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. A corporate shareholder may appoint one or more corporate representatives to attend and to speak and vote on their behalf at the Annual Meeting. A proxy need not be a shareholder of the Company.

6.
If you are a registered holder and are voting by proxy through the Internet, by telephone, or by mail, your vote must be received by 9:00 a.m. (Eastern Time) on May 29, 2018 to be counted. If you are a beneficial owner of shares held in street name through a broker, bank, or other nominee, or are a broker, bank, or other nominee holding shares in street name and are voting by proxy through the Internet, by telephone, or by mail, your vote must be received by 11:59 p.m. (Eastern Time) on May 30, 2018 to be counted. A registered holder or a broker, bank, or other nominee holding shares in street name who has returned a proxy instruction is not prevented from attending the Annual Meeting and voting in person if he/she wishes to do so. A beneficial owner of shares held in street name through a broker, bank, or other nominee who has returned a proxy instruction card is not prevented from attending the Annual Meeting in person if he/she wishes to do so, but will not be entitled to vote at the Annual Meeting unless the beneficial owner has been granted a legal proxy by their broker, bank, or other nominee.

7.	You may revoke a previously delivered proxy at any time prior to the Annual Meeting. Shareholders may vote at the Annual Meeting, thereby canceling any previous proxy.

8.
Pursuant to SEC rules, the Company’s proxy statement (including this Notice of Annual General Meeting of Shareholders), Sensata NV’s U.S. Annual Report for the year ended December 31, 2017 (including the Annual Report on Form 10-K for the year ended December 31, 2017), and related information prepared in connection with the Annual Meeting are available at: www.proxyvote.com and www.sensata.com/investors. You will need the 16-digit control number included on your proxy card in order to access the proxy materials on www.proxyvote.com. These proxy materials will be available free of charge.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 31, 2018: The Notice of Annual General Meeting of Shareholders, Proxy Statement, and Sensata NV's Annual Report for fiscal year ended December 31, 2017 are available at http://annualmeeting.sensata.com.

Company Re-Domicile and Voting Summary
Company Re-Domicile
On February 16, 2018, our shareholders approved the merger (the "Merger") of Sensata Technologies Holding N.V., a company formed under the laws of The Netherlands ("Sensata NV"), with and into Sensata Technologies Holding plc, a company formed under the laws of England and Wales ("Sensata plc"). The Merger was effective March 28, 2018 and resulted in the Board of Directors of Sensata NV becoming the Board of Directors of Sensata plc. References in this proxy statement to "us", "we", "our", the "Company", or the "Board" through March 27, 2018 are referring to Sensata NV or the board of Sensata NV, while references from March 28, 2018 onwards are referring to Sensata plc or the board of Sensata plc.

Proposals Mandated by English Law

Certain proposals on which you are being asked to vote are customary or required for public limited companies incorporated under the Companies Act in England and Wales to present to shareholders at each annual general meeting. These proposals may be unfamiliar to our shareholders who may be accustomed to proxy statements for companies organized in The Netherlands or other jurisdictions. Proposals 4 through 9 set forth in this proxy statement are required for the Company under applicable U.K. law.
Proposals and Board Recommendations
Our Board recommends, and the shareholders are being asked to vote on, the following matters at the Annual Meeting:

Our Board's Recommendation
Proposal 1: Resolutions Regarding the Election of Directors (page 5)
The Board of Directors (the "Board") and the Nominating and Governance Committee of the Board believe that the nine nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management.
FOR each nominee
Proposal 2: Advisory Resolution on Executive Compensation (page 14)
The Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its NEOs as described in this proxy statement. The Board values shareholders’ opinions, and the Compensation Committee of the Board will take into account the outcome of the advisory vote when considering future executive compensation.
FOR
Proposal 3: Resolution Ratifying the Appointment of Independent Registered Public Accounting Firm (page 45)
The Board and the Audit Committee of the Board believe that the continued retention of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018 is in the best interests of the Company and its shareholders. As a matter of good corporate governance, shareholders are being asked to ratify the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.
FOR
Proposal 4: Resolution Re-Appointing Ernst & Young LLP as the Company’s U.K. Statutory Auditor Under the Act (page 47)
The Board and the Audit Committee of the Board believe that the continued retention of Ernst & Young LLP to serve as our U.K. statutory auditor for the fiscal year ending December 31, 2018 and until the conclusion of the next annual general meeting of the Company at which accounts are laid, is in the best interests of the Company and its shareholders. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.
FOR
Proposal 5: Resolution to Authorize the Audit Committee to Determine the Company's U.K. Statutory Auditor's Remuneration for and on behalf of the Board (page 48)
The remuneration of our U.K. statutory auditor must be fixed by our shareholders through ordinary resolution or in such manner as the shareholders may by ordinary resolution determine. We are asking our shareholders to authorize the Audit Committee for and on behalf of the Board to determine Ernst & Young LLP's remuneration as our U.K. statutory auditor.
FOR
Proposal 6: Resolution to Receive Sensata NV's Annual Accounts (page 49) The Annual Report of Sensata NV is required to be presented at the Annual Meeting.	FOR
Proposal 7: Resolution to Approve Form of Share Repurchase Contracts and Repurchase Counterparties (page 50)
Under the Companies Act, we may only repurchase our ordinary shares in accordance with specific procedures for "off market purchases" of such shares because, and solely for the purposes of the Companies Act, any repurchase of our ordinary shares through the New York Stock Exchange (the "NYSE") constitutes an "off market" transaction. As such, these repurchases can be made only pursuant to a form of share repurchase contract that has been approved by our shareholders. In addition, we can only conduct share repurchases through counterparties approved by our shareholders. The Company seeks approval for two forms of share repurchase contracts as set forth in Appendix B and Appendix C.
FOR
Proposal 8: Resolution to Authorize the Board to Allot Shares under our Equity Incentive Plans (page 52)
As required under the Companies Act, we propose that our shareholders authorize our directors to allot ordinary shares under our equity incentive plans up to an aggregate nominal amount of €56,320.
FOR
Proposal 9: Resolution to Authorize the Board to Allot Shares under our Equity Incentive Plans without Preemptive Rights (page 53)
This special resolution is required under the Companies Act to allow us to issue shares under our equity incentive plans without first offering them to our shareholders. We propose that, subject to the passing of the resolution included in Proposal 8, our directors be empowered to allot ordinary shares under our equity incentive plans free from the preemptive rights and restrictions in section 561 of the Companies Act.
FOR

PROPOSAL 1: ELECTION OF DIRECTORS

è	The Board of Directors unanimously recommends that shareholders vote "FOR" the election of each nominee.
Acting upon the recommendation of the Nominating and Governance Committee, our Board has nominated the persons identified herein for election as directors. The term of each director expires at the next annual general meeting of shareholders, and each director will continue in office until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation. Consistent with the terms of the Articles, the Board currently is authorized to have up to 12 directors, and the current number of directors is nine. The Board is nominating the following nine persons to serve as directors. A proxy cannot be voted for a greater number of directors than the nine nominees identified in this proxy statement. Each of the nine nominees for director will be elected by the vote of a majority of the votes cast with respect to each such nominee. A shareholder may: (i) vote for the election of a nominee; (ii) vote against the election of a nominee; or (iii) abstain from voting for a nominee. Unless a proxy contains instructions to the contrary, it is assumed that the proxy will be voted "FOR" the election of each nominee named on the following pages. The form of shareholder resolution for this proposal is set forth under the heading "Shareholder Resolutions for 2018 Annual General Meeting" on page 63 of this proxy statement.

Sensata values a number of attributes and criteria when identifying nominees to serve as a director, including professional background, expertise, reputation for integrity, business, financial and management experience, leadership capabilities and diversity. In addition to the specific experience and qualifications set forth below, we believe all of the nominees are individuals with a reputation for integrity, demonstrate strong leadership capabilities, and are able to work collaboratively to make contributions to the Board and management. Set forth on the following pages is biographical and other background information concerning each nominee for director. This information includes each nominee’s principal occupation as well as a discussion of the specific experience, qualifications, attributes, and skills of each nominee that led to the Board’s conclusion that each nominee should serve as a director. In addition, set forth below is the period during which each nominee has served as a director of Sensata NV and from March 28, 2018, Sensata plc (apart from Martha Sullivan who has acted as a director of Sensata plc since its formation in August 2017). The information presented below has been confirmed by each nominee for purposes of its inclusion in this proxy statement. Each nominee has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

Paul Edgerley has served as our Chairman since May 2015 and as a director of the Company since our initial public offering in March 2010 ("IPO"). He also served as our Chairman from July 2012 until January 2013. In addition, Mr. Edgerley served as a director of our principal operating subsidiary, Sensata Technologies, Inc. ("STI"), from April 2006 until March 2010. Mr. Edgerley is currently a Senior Advisor of Bain Capital and Managing Director of VantEdge Partners, a private investment firm. From 1990 through March 2016, Mr. Edgerley was a Managing Director of Bain Capital. Prior to joining Bain Capital in 1988, Mr. Edgerley spent five years at Bain & Company where he worked as a consultant and a manager in the healthcare, information services, retail, and automobile industries. Previously, he was a Certified Public Accountant with Peat Marwick Mitchell & Company. Mr. Edgerley previously served as a director of HD Supply Holdings, Inc., an industrial distribution company, from 2007 through 2015, Steel Dynamics, Inc., from 2002 through 2015, and MYOB, a software company, from 2013 through 2017. In addition, Mr. Edgerley serves on the board of directors of Apex Tool Group, LLC, Hero Moto Corporation, and TI Fluid Systems PLC. Mr. Edgerley is a former director of Keystone Automotive Operations, Inc. and MEI Conlux Holdings, Inc.

Mr. Edgerley brings to the Board extensive experience in corporate strategy development. Mr. Edgerley has had significant involvement with the Company since April 2006, and has served as a director of numerous public and private companies during his career in private equity, consulting, and accounting.

Director Since:	2010
Age:	62
Committees:	Finance N&G

Martha Sullivan has served as a director of the Company since January 1, 2013. Ms. Sullivan has served as our Chief Executive Officer since January 1, 2013, as our President since September 2010, and was also our Chief Operating Officer from September 2010 until July 2012. Ms. Sullivan was Executive Vice President and Chief Operating Officer from March 2010 through September 2010. Ms. Sullivan served in the same capacities with STI from January 2007 through March 2010 and as Chief Operating Officer of STI from April 2006 through January 2007. Prior to April 2006, Ms. Sullivan served as Sensor Products Manager for the Sensors & Controls business of Texas Instruments (Sensata's preceding business unit) beginning in June 1997 and as a Vice President of Texas Instruments beginning in 1998. Ms. Sullivan was with Texas Instruments since 1984 in various engineering and management positions, including Automotive Marketing Manager, North American Automotive General Manager, and Automotive Sensors and Controls Global Business Unit Manager.

Ms. Sullivan has been a director of Avery Dennison Corporation, an adhesive manufacturing company, since 2013. Past and present external positions also include the Key Executive Council at Rensselaer Polytechnic Institute, President’s Alumni Council at Michigan Technological University, and Ford International Supplier Advisory Council. She has been inducted into the Academy of Mechanical Engineering at Michigan Technological University and holds an Honorary Doctorate in Philosophy from that institution.

Ms. Sullivan brings significant senior leadership and operational, industry, and technical experience to the Board. She has extensive knowledge of the former Sensors & Controls business, including its historical development, and important relationships with our major customers. Ms. Sullivan has been an important contributor to the expansion of our business through both organic growth and acquisitions, and as President and Chief Executive Officer, she guides the execution of our strategy and operations.

Director Since:	2013
Age:	61
Committees:	Innovation

James E. Heppelmann has served as a director of the Company since August 2014. Mr. Heppelmann has been the President and Chief Executive Officer of PTC, Inc. ("PTC"), a public global software and service company, since 2010. PTC (formerly Parametric Technology Corporation) develops technology solutions that help companies transform the way they create, operate, and service smart, connected products. During his tenure at PTC, Mr. Heppelmann has served in various executive roles, including President, Chief Operating Officer, Chief Product Officer, and Executive Vice President, Software Products. Mr. Heppelmann joined PTC in 1998 when the company acquired Windchill Technologies, where he was co-founder, Chief Technical Officer, and Vice President of Marketing. Previously, Mr. Heppelmann served as Chief Technology Officer of Metaphase, Inc. from 1992 through 1997 and held various positions at Control Data Corporation from 1985 through 1992.

Mr. Heppelmann has served on the board of directors of PTC since 2008. Mr. Heppelmann is on the Executive Advisory Board of FIRST (For Inspiration and Recognition of Science and Technology), and is on the Dean's Advisory Board of the University of Minnesota College of Science and Engineering.

Mr. Heppelmann brings to the Board a view into industries relevant to us, a detailed understanding of technological issues including the rapid evolution of smart, connected products and the Internet of Things, and insight into future directions of technology development.

Director Since:	2014
Age:	53
Committees:	Comp Finance N&G Innovation

Charles W. Peffer has served as a director of the Company since our IPO in March 2010. Mr. Peffer was a partner of KPMG LLP and its predecessor firms from 1979 until his retirement in 2002. Mr. Peffer served in KPMG’s Kansas City office as Partner in Charge of Audit from 1986 to 1993 and as Managing Partner from 1993 to 2000. Mr. Peffer has been a director of Garmin, Ltd., a public company, since 2004 and a director of HD Supply Holdings, Inc. since 2013. Mr. Peffer also is a director of the Commerce Funds, a family of seven funds with approximately $2 billion in assets, and Lockton, Inc, a privately-owned insurance brokerage company. Mr. Peffer was a director of NPC International, a franchisee of over 1,200 Pizza Hut locations and approximately 150 Wendy's locations, through 2018.

Mr. Peffer brings to the Board extensive practical and management experience in public accounting and corporate finance, including significant experience with KPMG and its predecessor firms. Mr. Peffer also brings leadership expertise through his directorship roles in other public companies, including service on audit committees.

Director Since:	2010
Age:	70
Committees:	Audit

Kirk P. Pond has served as a director of the Company since May 2011.  Mr. Pond was the President and Chief Executive Officer of Fairchild Semiconductor International, Inc. ("Fairchild"), a public company, from June 1996 until May 2005. He also served as the chairman of Fairchild’s board of directors from March 1997 until June 2006. Prior to his service with Fairchild and its predecessor, National Semiconductor, Mr. Pond served in executive positions with Timex Corporation and Texas Instruments. Mr. Pond served as a member of the board of directors of the Federal Reserve Bank of Boston from January 2004 until January 2007, and he has served on the board of directors of WEX Inc., a public company, since 2005 and on the board of directors of Brooks Automation, a public company, since 2007. Mr. Pond has also served on the Advisory Board of the University of Arkansas Engineering School since 1987.

Mr. Pond brings to the Board significant executive leadership experience as the former Chief Executive Officer of a successful public company. In addition, his broad background in technology, manufacturing, global marketing, and finance provide the Board and our management additional insights and perspective on our business and strategy.

Director Since:	2011
Age:	73
Committees:	Comp

Constance E. Skidmore has served as a director of the Company since May 2017. Ms. Skidmore retired from PricewaterhouseCoopers ("PwC") in 2009, after serving for over two decades as a partner, including a term on its governing board. Ms. Skidmore has served on the board of directors of Comfort Systems USA, Inc., a HVAC supply company, since 2012 and currently serves on its audit committee. She also served on the board of directors of ShoreTel, Inc., a telecommunications company, from 2014 until September 2017, when it was sold to Mitel. Ms. Skidmore also serves on the board of directors of several other privately-held and non-profit companies, including the V Foundation for Cancer Research and Viz Kinect. Ms. Skidmore holds a B.S. in psychology from Florida State University, and a M.S. in taxation from Golden Gate University.

Ms. Skidmore brings to the Board more than thirty years of experience in accounting and finance and significant experience and knowledge in talent management and strategic planning. Ms. Skidmore also brings leadership expertise through her directorship roles in other public companies, including service on audit committees.

Director Since:	2017
Age:	66
Committees:	Audit N&G Innovation

Andrew Teich has served as a director of the Company since May 2014. In June 2017, after 33 years with the company, Mr. Teich retired as the President and Chief Executive Officer of FLIR Systems, Inc. ("FLIR"), a position he had held since 2013. FLIR is a designer, manufacturer, and marketer of thermal imaging and stabilized airborne camera systems for a wide variety of applications in the commercial, industrial, and government markets. Mr. Teich joined FLIR in 1999 as Senior Vice President, Marketing, and held various positions within FLIR since that time, including President of Commercial Vision Systems and President of Commercial Systems. Prior to joining FLIR, Mr. Teich held various positions at Inframetrics, Inc. (acquired by FLIR in 1999), including Vice President of Sales and Marketing and various sales roles. Mr. Teich served on the board of directors of FLIR from July 2013 until his retirement in June 2017.

Mr. Teich is a seasoned executive who brings to the Board relevant industry experience combined with sales and marketing skills. Mr. Teich has been involved in more than 25 technology company acquisitions and is listed as an author on more than 50 patents.

Director Since:	2014
Age:	57
Committees:	Comp Finance N&G Innovation

Thomas Wroe was appointed our Chairman in January 2013 and served in that capacity until May 2015. Previously, he served as Sensata's Chief Executive Officer and an executive director from our initial public offering in March 2010 until December 31, 2012, and as Chairman of the Board of Directors from March 2010 until July 2012. Prior to our IPO, Mr. Wroe was the Chief Executive Officer and Chairman of STI since April 2006. Mr. Wroe served as the President of the Sensors & Controls business of Texas Instruments from June 1995 until April 2006 and as a Senior Vice President of Texas Instruments from March 1998 until April 2006. Mr. Wroe began his career with Texas Instruments in 1972, and prior to becoming President of the Sensors & Controls business, Mr. Wroe worked in various engineering and business management positions.

Mr. Wroe is a member of the Executive Committee of the Massachusetts Business Roundtable and the Board of Trustees of the Massachusetts Taxpayers Foundation. He has been a director of Chase Corporation, an industrial manufacturing company, since 2008 and a director of GT Advanced Technologies, Inc., a diversified technology company, since 2013. He has been the Chairman of the Board of Apex Tool Group, LLC since September 2013, and was its CEO from October 2014 through February 2016. In addition, he is a member of the Board of Advisors to Boston College’s Carroll School of Management, and was formerly chairman of the board of directors of Cape Cod Healthcare and the Associated Industries of Massachusetts.

Mr. Wroe brings significant senior leadership, operational, industry, and technical experience to the Board. He has extensive knowledge of our business, including its historical development, and important relationships with our major customers. Mr. Wroe has been an important contributor to the expansion of our business through both organic growth and acquisitions, and as CEO, Mr. Wroe had direct responsibility for our strategy and operations.

Director Since:	2010
Age:	67
Committees:	None

Stephen Zide has served as a director of the Company since our IPO in March 2010. He also served as a director of our principal operating company, STI, from April 2006 until the IPO. From 2015 to 2017, Mr. Zide served as a Senior Advisor of Bain Capital. From 2001 through 2015, Mr. Zide was a Managing Director of Bain Capital. Prior to joining Bain Capital in 1997, Mr. Zide was a partner of the law firm Kirkland & Ellis LLP, where he was a founding member of the New York office and specialized in representing private equity and venture capital firms. Mr. Zide has been a director of Trinseo S.A., a global materials company, since 2010. Previously, Mr. Zide served on the board of directors of HD Supply Holdings, Inc. from 2007 through 2014, Apex Tool Group, LLC from 2013 through 2014, Innophos Holdings, Inc., a producer of specialty phosphates, from 2004 through 2013, and Consolidated Container Corporation, a private company, from 2012 through 2017.

Mr. Zide brings to the Board extensive negotiating and financing expertise gained from his training and experience as a legal advisor, and later as a private equity professional and financial advisor. In addition, Mr. Zide has had significant involvement with us since April 2006, and has served as a director of numerous public and private companies during his career in private equity and law.

Director Since:	2010
Age:	58
Committees:	Audit Finance

CORPORATE GOVERNANCE
Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines that specify, among other things, the responsibilities, expectations, and operations of the Board as well as general qualification criteria for directors. Our Corporate Governance Guidelines are available on the investor relations page of our website at www.sensata.com under Corporate Governance. In addition, free copies of the guidelines may be obtained by shareholders upon request by contacting the Vice President, Investor Relations at +1 (508) 236-3800. The Corporate Governance Guidelines are reviewed by the Nominating and Governance Committee and changes are recommended to the Board for approval as appropriate.
Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Employees
We have adopted a Code of Business Conduct and Ethics governing the conduct of our personnel, including our principal executive officer, principal financial officer (who is also our principal accounting officer), and controller, and persons performing similar functions. In addition, we have adopted a Code of Ethics for Senior Financial Employees. Copies of the current Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Employees are available on the investor relations page of our website at www.sensata.com under Corporate Governance. In addition, free copies of the codes may be obtained by shareholders upon request by contacting the Vice President, Investor Relations at +1 (508) 236-3800.
In the event that an amendment is made to either code of ethics, and such amendment is applicable to our principal executive officer, principal financial officer (who is also our principal accounting officer), or controller, or persons performing similar functions, we will disclose the nature of any such amendment on our website within four business days following the date of the amendment. In the event that we grant a waiver, including an implicit waiver, from a provision of either code of ethics to our principal executive officer, principal financial officer (who is also our principal accounting officer), or controller, or persons performing similar functions, we will disclose the nature of any such waiver, including the name of the person to whom the waiver is granted and the date of such waiver, on our website within four business days following the date of the waiver. Our website address is www.sensata.com.
Board Leadership Structure
Since 2012, the positions of Chief Executive Officer and Chairman of the Board have been held by separate individuals. Paul Edgerley, an independent director, has served as our non-executive Chairman of the Board since May 2015. As non-executive Chairman, Mr. Edgerley sets the agendas for, and presides over, the Board meetings and also chairs executive sessions of the non-management directors. The Chief Executive Officer is also a member of the Board and participates in its meetings. The Board believes the separation of the positions of Chief Executive Officer and Chairman is the appropriate structure for the Company at this time.
Risk Oversight
Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks, cyber security risks and others. Management is responsible for the day-to-day management of risks that we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed.
The Board receives presentations from senior management on strategic matters involving our operations. The Board regularly dedicates a portion of its meeting agenda to discuss the strategy of the Company and the corresponding risks. In addition, senior management attends Board meetings and is available to address any questions or concerns raised by the Board related to risk management and other matters.
While the Board is ultimately responsible for our risk oversight, the committees of the Board assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The role of each committee in connection with risk oversight is provided in this proxy statement in the section captioned "Board Committees and Meetings".
The Board has delegated to the Audit Committee oversight of our risk management process. Among its duties, the Audit Committee: (a) reviews with management our policies with respect to risk assessment and management of risks that may be material to us, including the risk of fraud; (b) reviews the integrity of our financial reporting processes, both internal and external, including reviewing management’s report on its assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year; (c) reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures; and (d) reviews our compliance with legal and regulatory requirements. The Audit Committee also is responsible for reviewing legislative and regulatory developments that could materially impact our contingent liabilities and risk profile. Other Board committees also consider and address risk as they perform their respective committee responsibilities. All committees report to the Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing us and that the Board leadership structure supports this approach.
Director Independence
The rules of the New York Stock Exchange ("NYSE") require that a majority of the members of the Board of Directors be "independent directors" and that all of the members of each of the Audit, Compensation, and Nominating and Governance Committees of the Board be "independent directors", in each case, as defined under the rules of the NYSE.
As of the date of this proxy statement, seven members of the Board qualify as "independent" directors (as such term is defined by the rules adopted by the U.S. Securities and Exchange Commission ("SEC") and the NYSE listing requirements). To be considered independent, the Board must determine each year that a director does not have any direct or indirect material relationship with us. When assessing the materiality of any relationship a director has with us, the Board reviews all the relevant facts and circumstances of the relationship to assure itself that no commercial or other relationship of a director impairs such director's independence.
The Board has affirmatively determined that each of the director nominees, with the exception of Mr. Wroe and Ms. Sullivan, qualify as independent. Throughout this proxy statement, we refer to these directors as our "independent directors". In determining the independence of Messrs. Edgerley and Zide, the Board considered their roles as Senior Advisors at Bain Capital, in light of various historical relationships between us and Bain Capital, and concluded that these relationships did not impair the independence of these directors. With respect to Mr. Heppelmann, the Board considered that, in the ordinary course of business, Sensata has purchased products from PLC, Inc., where Mr. Heppelmann is an executive officer, and that the amount we paid to PLC in any of the previous three fiscal years was below the greater of $1 million or one percent (1%) of PLC's annual revenue. The Board found that Mr. Wroe and Ms. Sullivan are not independent because of their respective former or current employment relationships with us.
Family Relationships
There are no familial relationships between any of our executive officers or directors.
Executive Sessions
In accordance with our Corporate Governance Guidelines, our non-executive directors meet in executive sessions on a periodic basis without management. The presiding director for purposes of leading these meetings is either Mr. Edgerley, when these executive sessions take place in connection with Board meetings, or the chair of the standing committee, when these executive sessions take place in connection with standing committee meetings.
Shareholder Communications with the Board of Directors
Any shareholders or other interested parties who have concerns that they wish to make known to our independent directors should send any such communication to the Chair of the Audit Committee in care of the offices of our U.S. operating subsidiary, Sensata Technologies, Inc., at 529 Pleasant Street, Attleboro, Massachusetts 02703. All such communications will be reviewed by the Chair of the Audit Committee and discussed with the Audit Committee, which will determine an appropriate response or course of action. Examples of inappropriate communication include business solicitations, advertising, and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints, or suggestions), or raises grievances that are personal in nature.

BOARD COMMITTEES AND MEETINGS
During our fiscal year ended December 31, 2017 ("fiscal year 2017"), the Board held five meetings and no director attended less than 75% of the meetings.. We have no policy regarding director attendance at the annual general meeting of shareholders. Last year, no directors were present at the annual meeting.
During 2017, we had four committees of the Board, including the Audit, Compensation, Finance, and Nominating and Governance Committees. In 2018, the Board approved the creation of a new committee, the Growth and Innovation Committee, which will have the primary responsibility of overseeing any significant technology initiatives that may materially impact the Company's growth. The following table provides the current membership information for each committee of the Board:

Name	Audit	Compensation	Finance	Nominating and Governance	Growth and Innovation
Paul Edgerley	—	—	✓	C	—
Martha Sullivan	—	—	—	—	✓
James E. Heppelmann	—	C	✓	✓	✓
Charles W. Peffer	✓	—	—	—	—
Kirk P. Pond	—	✓	—	—	—
Constance E. Skidmore	C	—	—	✓	✓
Andrew Teich	—	✓	✓	✓	C
Thomas Wroe	—	—	—	—	—
Stephen Zide	✓	—	C	—	—

C	Committee Chair
Below is a description of each of the Audit, Compensation, Finance, and Nominating and Governance Committees of the Board and information regarding committee meetings held in fiscal year 2017. The Growth and Innovation Committee was not formed until 2018. The charter for each of our committees is available on the investor relations page of our website at www.sensata.com. You may contact the Vice President, Investor Relations at +1 (508) 236-3800 to obtain a printed copy of these documents free of charge.

AUDIT COMMITTEE
Members: Constance E. Skidmore (C) Charles W. Peffer Stephen Zide
Key Responsibilities:

External Auditor. Appointing our external auditors, subject to shareholder vote as may be required under English law, overseeing the external auditor's qualifications, independence and performance, discussing relevant matters with the external auditor and providing preapproval of audit and permitted non-audit services to be provided by the external auditor and related fees.

Financial Reporting. Supervising and monitoring our financial reporting and reviewing with management and the external auditor the Company's annual and quarterly financial statements.

Internal Controls, Risk Management and Compliance Programs. Overseeing our system of internal controls, our enterprise risk management program and our compliance programs.

Independence: All members are independent
Financial Expertise: All members meet NYSE financial literacy and expertise requirements and Ms. Skidmore and Mr. Peffer qualify as audit committee financial experts
Meetings in Fiscal Year 2017: Five Attendance by Members: 100%

COMPENSATION COMMITTEE
Members: James E. Heppelmann (C) Kirk P. Pond Andrew Teich
Key Responsibilities:

Executive Compensation. Setting, reviewing and evaluating compensation, and related performance and objectives, of our senior executive officers.

Incentive and Equity-Based Compensation Plans. Reviewing and approving, or making recommendations to our Board with respect to, our incentive and equity-based compensation plans and equity-based awards.

Compensation-Related Disclosures. Overseeing compliance with our compensation-related disclosure obligations under applicable laws.

Director Compensation. Assisting our Board in deciding on the individual compensation applicable to our directors within the framework permitted by the general compensation policy requiring approval from our shareholders beginning in 2019.

Independence: All members are independent
Meetings in Fiscal Year 2017: Four Attendance by Members: 100%

NOMINATING AND GOVERNANCE COMMITTEE
Members: Paul Edgerley (C) James Heppelmann Constance Skidmore Andrew Teich
Key Responsibilities:

Board and Committee Evaluations. Overseeing the evaluation process for our Board and its committees and providing feedback on the results.

Director Nomination, Committee Members and Director Succession Planning. Determining selection criteria and appointment procedures for our Board and committee members, considering succession time lines for directors and making recommendations regarding nominations and committee appointments to the full Board.

Board Composition. Periodically assessing the scope and composition of our Board and its committees.

Corporate Governance. Advising the Board on corporate governance matters, including the board governance guidelines, related-person transaction policy and insider trading policy.

Independence: All members are independent
Meetings in Fiscal Year 2017: Four Attendance by Members: 100%

FINANCE COMMITTEE
Members: Stephen Zide (C) Paul Edgerley James Heppelmann Andrew Teich
Key Responsibilities:

Review Potential Transactions. Review potential transactions, including strategic investments, mergers, acquisitions and divestitures, and oversee debt or equity financings, credit arrangements and investments, and make recommendations to the Board regarding such transactions.

Capital Structure and Deployment. Oversee policies governing capital structure, including dividends and share repurchase programs, and make recommendations to the Board.

Other Financial Strategies. Evaluate other financial strategies, such as our hedging policy.

Independence: All members are independent
Meetings in Fiscal Year 2017: One Attendance by Members: 100%

Compensation Committee Interlocks and Insider Participation
No current member of the Compensation Committee, or member who served on the Compensation Committee during fiscal year 2017, is or has been an officer or employee of the Company, and none of our executive officers currently serves or served during fiscal year 2017 on the board of directors or compensation committee, of an entity that has one or more executive officers serving on our Board or Compensation Committee. There are, and during fiscal year 2017 there were, no interlocking relationships between any of our executive officers and members of our Compensation Committee, on the one hand, and the executive officers and compensation committee members of any other company, on the other hand.
Director Nomination Process
One of the goals of the Nominating and Governance Committee is to assemble a board of directors that offers a variety of perspectives, backgrounds, knowledge, and skills derived from high-quality business and professional experience. The Nominating and Governance Committee annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our operating requirements, and the long-term interests of our shareholders. We currently have a policy requiring that directors retire at the age of 75 and a director term limit of 12 years. To limit the impact of such a policy on the continuity of Board membership, the Nominating and Governance Committee actively monitors board succession and the rotation of our directors.
The Nominating and Governance Committee generally will evaluate each candidate for election to the Board of Directors based on the extent to which the candidate contributes to the range of talent, skill, experience, and expertise appropriate for the Board generally, as well as the candidate’s integrity, business acumen, understanding of our industry and business, diversity, potential conflicts of interest, availability, independence of thought, and overall ability to represent the interests of our shareholders. The Nominating and Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. Although the Nominating and Governance Committee uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees. The Nominating and Governance Committee may engage, for a fee, search firms to identify and assist with identifying, evaluating, and screening candidates for the Board.
In evaluating candidates for election to the Board, the Nominating and Governance Committee and the Board seek the most qualified individuals based on the criteria and desired qualities described above and consider diversity in the following manner. We believe a diversity of professional backgrounds, gender, and race enhances the Board's performance of its leadership and oversight functions. Directors with a variety of professional and personal experience and expertise will be able to view all of the different elements and aspects of our business from different critical viewpoints. As a result, they will be prepared to ask questions and make proposals and decisions from a broader range of professional and personal views. Such diversity enables a broader critical review of more aspects of our business, which we believe enhances, among other things, the Board’s oversight of our risk management processes.
The Nominating and Governance Committee will consider shareholder recommendations of nominees (other than self-nominations) for election to the Board, provided that a complete description of the nominees’ qualifications, experience, and background, together with a statement signed by each nominee in which he or she consents to act as such, accompanies the recommendations. Such recommendations should be submitted in writing to the attention of the Nominating and Governance Committee, Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703.
Attendance at Board and Committee Meetings
Each of our directors attended more than 75% of the total number of Board and committee meetings that such director was eligible to attend during fiscal year 2017.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

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The Board of Directors unanimously recommends that shareholders vote "FOR" the approval, on an advisory basis, of the compensation paid to our Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

The Board of Directors believes that our compensation policies and procedures are centered on a pay-for-performance culture and are aligned with the long-term interests of shareholders. You are urged to read the “Executive Compensation” section of this proxy statement for additional details on our executive compensation, including our philosophy and objectives, and the 2017 compensation of our Named Executive Officers, or NEOs.
Pursuant to provisions of Section 14A of the Securities and Exchange Act of 1934, as amended, that were enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act"), and as a matter of good corporate governance, we are providing our shareholders with an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs disclosed in this proxy statement pursuant to Item 402 of Regulation S-K (including in the compensation discussion and analysis, compensation tables and accompanying narrative disclosures). This advisory vote is commonly referred to as a "say-on-pay" vote. Although this vote is non-binding, the Compensation Committee and the Board will consider the outcome of the vote when making future compensation decisions. This proposal gives you, as a shareholder, the opportunity to endorse or not endorse our executive pay program through the following resolution:
"RESOLVED, that, on an advisory basis, the compensation paid to our Named Executive Officers, as disclosed in the proxy statement filed by Sensata Technologies Holding plc in connection with its Annual General Meeting of Shareholders to be held on May 31, 2018, pursuant to Item 402 of Regulation S-K (including the compensation, discussion and analysis, compensation tables and accompanying narrative disclosures) be, and it hereby is, approved."
An advisory vote on the compensation of our NEOs is scheduled to occur each year. We expect the next say-on-pay vote will occur at our annual general meeting of shareholders in 2019. Our shareholders were last asked to vote on an advisory proposal regarding the frequency of say-on-pay votes at our 2014 annual general meeting. Votes on such proposals are required by the Dodd-Frank Act to be held at least every six years, and as such, we expect that the next such vote will occur at our annual general meeting in 2020.
EXECUTIVE OFFICERS
Set forth below are the name, age, position and a description of the business experience of each of our executive officers as of April 13, 2018:

Name	Age	Position(s)
Martha Sullivan	61	President and Chief Executive Officer
Paul Vasington	52	Executive Vice President and Chief Financial Officer
Jeffrey Cote	51	Executive Vice President, Sensing Solutions and Chief Operating Officer
Steven Beringhause	52	Executive Vice President, Chief Technology Officer
Paul Chawla	52	Senior Vice President, Performance Sensing Automotive
Allisha Elliott	47	Senior Vice President and Chief Human Resources Officer

Refer to "PROPOSAL 1—ELECTION OF DIRECTORS" above for a description of Ms. Sullivan’s business experience.

Paul Vasington was appointed Executive Vice President and Chief Financial Officer by the Board in February 2014. Mr. Vasington has diverse financial and managerial experience, most recently with Honeywell International Inc. from 2004 to 2014. He most recently served as Vice President and Chief Financial Officer of Honeywell Aerospace from 2012 to 2014. Previously, he served as Vice President and Chief Financial Officer of Honeywell Performance Materials and Technologies from 2009 to 2012 and as Vice President and Chief Financial Officer of Honeywell Security from 2006 to 2009. Prior to joining Honeywell, Mr. Vasington held finance leadership roles at Crane Co. and Fortune Brands, Inc. Mr. Vasington began his career at Price Waterhouse.

Jeffrey Cote has served as Chief Operating Officer since July 2012. In November 2015, in addition to his role as Chief Operating Officer, he was named Executive Vice President, Sensing Solutions. He served as Executive Vice President and Chief Administrative Officer from January 2011 through July 2012, and previously served as Executive Vice President and Chief Financial Officer since our initial public offering. Mr. Cote assumed the role of Interim Chief Financial Officer following Robert Hureau's resignation in April 2013, and served in that role until Paul Vasington's appointment as Chief Financial Officer in February 2014. Mr. Cote served as Senior Vice President and Chief Financial Officer of STI from January 2007 through July 2007, and Executive Vice President and Chief Financial Officer of STI from July 2007 through our initial public offering. From March 2005 to December 2006, Mr. Cote was Chief Operating Officer of the law firm Ropes & Gray. From January 2000 to March 2005, Mr. Cote was Chief Operating and Financial Officer of Digitas. Previously he worked for Ernst & Young LLP.

Steven Beringhause was appointed Chief Technology Officer in November 2015, in addition to his role as Executive Vice President, Performance Sensing, to which he was appointed effective April 1, 2015. Mr. Beringhause previously served as Senior Vice President, Performance Sensing from January 2013 to March 2015. Mr. Beringhause joined Sensata's predecessor company, Texas Instruments, in 1988 and served in various design and engineering capacities. He was named as Vice President of Sensors Americas in 2006, Vice President of Sensors Asia in 2010, and Senior Vice President of Sensors Asia and the Americas in July 2012.

Allisha Elliott has served as Senior Vice President and Chief Human Resources Officer since September 2013. Ms. Elliott's role expanded in fiscal year 2016 to include oversight of global communications. Ms. Elliott was previously Vice President of Human Resources and Communications for the Transportation Systems division of Honeywell International, based in Switzerland. Prior to this role, she was Human Resources Functional Transformation Vice President across Honeywell International and held roles as Human Resources Director for several Honeywell divisions, based both in Shanghai, China and Phoenix, Arizona. Before joining Honeywell in 2000, she held senior Human Resources roles at Amazon.com and the Pepsi Bottling Group.

Paul Chawla was appointed Senior Vice President, Performance Sensing Automotive effective January 1, 2018. Mr. Chawla joined Sensata as Vice President, Sensors Europe in June 2014 and was later appointed to Senior Vice President, Performance Sensing, Auto Europe in April 2016. Prior to joining Sensata, Mr. Chawla was with Johnson Controls (JCI) for 15 years, where he most recently served as Vice President and General Manager for JCIs India business unit from July 2010 to May 2014. Mr. Chawla joined JCI in 1999 as regional product manager and held various positions of increasing responsibility until his appointment as Vice President and General Manager in 2010. Mr. Chawla has a Doctorate of Nuclear Engineering from Politecnico di Torino (Italy).

COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis section provides an overview of our executive compensation philosophy and how and why the Compensation Committee arrives at specific compensation decisions and policies. The Compensation Committee's written charter is available on the investor relations page of our website at www.sensata.com under Corporate Governance.
This Compensation Discussion and Analysis section describes the material elements of our compensation program for the executive officers listed in the Summary Compensation Table (each, a “Named Executive Officer” and collectively, the "Named Executive Officers" or "NEOs"). Below are the names and principal positions of our Named Executive Officers as of the end of the Company's 2017 fiscal year.
Martha Sullivan, President and Chief Executive Officer ("CEO")
Paul Vasington, Executive Vice President and Chief Financial Officer ("CFO")
Jeffrey Cote, Executive Vice President, Sensing Solutions and Chief Operating Officer ("COO")
Steven Beringhause, Executive Vice President, Performance Sensing and Chief Technology Officer ("CTO")
Allisha Elliott, Senior Vice President and Chief Human Resources Officer ("CHRO")
Business Vision and Strategy
We are a leader in designing, customizing, and manufacturing innovative, sensor and control products for mission critical application to improve the safety, efficiency, and productivity of our customers' products.
As evidenced by our deep-rooted customer relationships forged over a 100 year history, we differentiate ourselves by working closely with our customers to design and manufacture unique solutions that meet their complex and evolving requirements. Moreover, our performance, quality, and reliability, together with our global manufacturing scale, help to create and sustain long lasting bonds with our customers.
We strive to outperform the markets we serve by delivering organic revenue growth in excess of changes in underlying end-market production levels. We have leading and expanding positions in markets with attractive, long-term growth opportunities and we are well positioned for growth in the industry trends of clean and efficient, electrification, autonomy, and smart/connected solutions. We leverage our global manufacturing capabilities to drive productivity gains, grow earnings, and further expand margins. We augment our organic growth with a balanced capital deployment strategy that leverages our strong cash flows, healthy capital structure and a proven model and framework for integrating acquired businesses.
We execute our strategy with a disciplined focus towards targeted business priorities that guide and align our actions to the needs of our customers, shareholders, and employees. We operationalize these priorities through a global management system that drives a culture of responsible performance. The Compensation Committee annually reviews the designs of our short- and long-term incentive compensation programs to confirm they continue to be aligned with and promote the execution of our business strategy. The table below illustrates the connections between our business objectives, strategy, and incentive-based compensation metrics which we believe leads to the creation of shareholder value.

	Objective		Strategy	Key Metric
Short-Term	Meet or exceed annual earnings guidance	●	Deliver organic revenue growth in excess of end-market production growth	Adjusted EPS(1) (1 Year)
		●	Leverage global scale and highly integrated business model to drive productivity gains and expand margins
		●	Achieve key integration milestones to create new synergies and optimize integration spend
Long-Term	Double-digit earnings growth	●
Win in Sensing, with leading and expanding positions in markets with attractive long-term growth opportunities fueled by our customers’ need for improvements in safety, efficiency, productivity, and sustainability, augmented by evolving regulations that raise industry standards
Adjusted EPS(1) (3 Years) Adjusted Organic Revenue Growth(2) (3 Years)
		●	Increase profitability of acquired businesses through efficient execution of defined integration plans
		●	Drive improved productivity gains to sustain margin expansion
	Effective and responsible capital deployment	●	Generate strong free cash flow to provide financial flexibility	ROIC(3) - 3 Years (Modifier) Adjusted EPS(1) (3 Years)
		●	Repeatedly identify and execute high return acquisitions and quickly integrate acquired businesses
		●	Balanced and returns driven approach to deploying capital to M&A and share repurchases
Our overall compensation program is structured to pay for performance, and to incentivize executives to balance both the short- and long-term interests of our shareholders. The majority of total compensation offered to our executives comes in the form of an annual incentive bonus and equity awards granted under our long-term incentive ("LTI") program, both of which represent "pay at risk." Payouts under the annual incentive bonus are dependent on, and tied to, achievement of our short-term business objectives. Equity awards granted under the LTI program include stock options, restricted stock units ("RSUs") and performance-based units ("PBUs"). Historically, our PBUs consisted only of performance-based restricted stock units ("PRSUs") which are focused on our Adjusted EPS(1) growth and ROIC over a three-year period. In 2017, we granted additional PBUs ("Growth Plan Units" or "GPUs") which are specifically focused on accelerating organic revenue growth over a three-year period. The realized value of stock options and RSUs is tied to our stock performance and the realized value of PRSUs and GPUs are tied to both our stock performance as well as our long-term operating performance. The Compensation Committee believes that our compensation programs are designed to hold our executives accountable for our short- and long-term financial and operational performance.
2017 Say on Pay Vote and Response to Shareholders' Feedback
We submitted our executive compensation program to an advisory vote of our shareholders at the 2017 Annual General Meeting of Shareholders, and it received overwhelming support of 98.8% of the votes cast. In support of good governance, we engage in a dialogue with nearly all of our significant shareholders annually in order to understand their perspectives on our compensation programs and other corporate governance topics. The Compensation Committee considered shareholder feedback as part of its annual assessment of the Company's overall executive compensation program and policies. The Compensation Committee reaffirmed the core structure of our executive compensation program in fiscal year 2017 based on strong shareholder support for our prior year advisory resolution on executive compensation and significant changes made to our annual incentive bonus and long–term incentive programs in recent years as illustrated below.
____________________________________________________________________________________________________________

(1)
Adjusted EPS is a non-GAAP measure that is used to help evaluate the success of our executives, as it is one of the performance criteria associated with our "pay at risk" compensation programs. It is also a measure that management uses to evaluate our business performance, and is discussed in the "Highlights of our 2017 Business Results" section later in this Proxy Statement. As such, a reconciliation of Adjusted EPS to diluted net income per share is included in Appendix A.

(2)
Adjusted Organic Revenue Growth is a non-GAAP measure that is used to help evaluate the success of our executives, as it is one of the performance criteria associated with our "pay at risk" compensation programs. We define Adjusted Organic Revenue Growth as the reported change in Net Revenue, excluding the effects of foreign currency movements and acquisitions, net of exited businesses, over the three year performance period.

(3)
ROIC is a non-GAAP measure that has the potential to modify the number of PRSUs that convert into ordinary shares, upwards or downwards by up to 15%, based on achievement of the Company’s Adjusted EPS goals. Refer to “Elements of Executive Compensation” section later in this Proxy Statement for additional discussion around the nature and objectives of this compensation measure. We define ROIC as Adjusted Earnings before Interest divided by Total Invested Capital. Adjusted Earnings before Interest is defined as net income before interest expense, net, depreciation and amortization expense related to the step-up in fair value of fixed and intangible assets and inventory, deferred income tax and other tax (benefit)/expense, deferred (gain)/loss on other hedges, financing and other transaction costs, restructuring and special charges, and other costs. Total Invested Capital is defined as the trailing five quarter average of the sum of shareholders' equity, long-term debt, net deferred tax liabilities, and long-term capital lease and other financing obligations.

Changes to Our Annual and Long-Term Incentive Programs
2018 Compensation Highlights
In response to shareholder feedback we increased our focus on our strategy to drive content growth and organic revenue growth in many of the markets we serve. In 2017, the Compensation Committee introduced GPUs in addition to our executives' annual LTI award. Beginning in 2018, the Compensation Committee will include GPUs as part of the overall LTI award mix, whereby RSUs, Options, GPUs and PRSUs will represent 15%, 30%, 20% and 35%, respectively, of the overall LTI award. The Compensation Committee believes increasing overall PBUs from 50% to 55% of an executive's LTI award, while reducing Options from 35% to 30%, better aligns with the Company's strategy of rewarding delivery of balanced top line organic revenue growth as well as continued Adjusted EPS growth.
In January 2018, the Compensation Committee approved an increase in the CEO shareholding requirement to five times base salary, setting it at a level more in alignment with our peers.
The Compensation Committee continues to consider and monitor shareholder feedback when making decisions involving executive compensation.
Executive Summary
Highlights of our 2017 Business Results
During 2017, the Company delivered solid organic net revenue growth and margin expansion as well as fortified its balance sheet by using its free cash flow to lower our net leverage ratio. Technology leadership, innovation, quality and service are the cornerstones of our growth model, and we continue to secure future business through new design wins in clean and efficient solutions as well as invest in promising new growth trends, such as electrification, autonomy, and smart/connected solutions. The integrations of acquired businesses have proceeded very well and are contributing significantly to our earnings growth and margin expansion. In addition, continued operational excellence executed through our integrated business model enables us to generate sustainable productivity and efficiency gains as well as expanding profit margins.
As we look forward, we will sustain our disciplined focus on delivering double digit Adjusted Earnings per Share ("EPS")(1) growth and strong cash flow generation, expanding profit margins including those of acquired businesses, executing on new design wins, further developing emerging technologies, and capturing new attractive long-term growth opportunities.
____________________________________________________________________________________________________________

(1)
Represents a non-GAAP financial measure. Refer to Appendix A included at the end of this Proxy Statement for a definition and reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Key accomplishments for 2017 include:

•	Net revenue increased 3.3% (4.0% organic revenue growth(1)) to $3.3 billion

•	Organic Adjusted EPS growth(2) was 10.4% driven by M&A cost synergies and productivity gains

•	Adjusted EBIT margins(2) increased 100 basis points to 22.7% reflecting the ongoing benefits of integration activities and continued productivity improvements

•	Secured significant new design wins across key growth initiatives

•	Continued to invest for future growth, such as in clean and efficient, autonomy, electrification, and smart/connected solutions

•	Free cash flow(2) increased 5.6% to $413 million, or 12.4% of net revenue

•	Net leverage ratio(2) reduced to 3.0x
Net revenue has grown at a compound annual growth rate ("CAGR") of 11.1% over the past three years. The primary drivers of our net revenue growth during this time were the acquisitions of Schrader and CST, which closed in the fourth quarters of 2014 and 2015, respectively. These businesses contributed approximately $890 million of net revenue in fiscal year 2017.
Adjusted EPS has grown at a CAGR of 10.3% over the past three years.
____________________________________________________________________________________________________________

(1)	Organic revenue growth is defined on page 42 of our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on February 1, 2018.

(2)
Represents a non-GAAP financial measure. Refer to Appendix A included at the end of this Proxy Statement for a definition and reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Free cash flow has grown at a CAGR of 20.1% over the past three years. The primary driver of this growth was higher profitability.

3-Year TSR

$160
$140
$120
$100
$80
$60
$40
$20
DEC 31, 2014
DEC 31, 2015
DEC 31, 2016
DEC 31, 2017
SENSATA
PROXY PEERS
S&P 500

Over the past three years, TSR has been volatile with periods being both above and below peers and the S&P 500. Our compensation programs strive to align CEO compensation with Company performance and shareholder returns.

As of December 31, 2017, the aggregate realizable pay for our CEO over the three-year period from 2015 to 2017 is approximately 89% of the target pay, as shown in the chart above. We believe the foregoing supports the strong alignment of our executive compensation program with both Company and stock price performance.
In light of our performance as highlighted above and in keeping with our practice of setting stretch goals for our compensation plans, our Annual Incentive Bonus paid out at 111.0% of target for our CEO and 111.1% for our other NEOs for fiscal year 2017. Additionally, our PRSUs related to the performance period from January 1, 2015 to December 31, 2017 will vest at 61% of target for both the CEO and other NEOs.
____________________________________________________________________________________________________________

*
Target Pay is defined as the sum of base salary, annual incentive bonus target, the target grant date fair value of PRSUs and GPUs, and the grant date fair value of options and RSUs over the three-year period from 2015 to 2017.

**
Realizable Pay is defined as the sum of base salary, actual annual incentive bonus payout, market value of unvested RSUs (number of units times fiscal year 2017 closing price of our ordinary shares), market value of unexercised options (number of options times excess, if any, between fiscal year 2017 closing price of our ordinary shares and exercise price), and market value of unvested PRSUs and GPUs (number of units expected to vest, taking into consideration actual performance versus targets, times fiscal year 2017 closing price of our ordinary shares).

Executive Compensation Philosophy and Objectives
Our philosophy in establishing compensation policies for our NEOs is to align "pay at risk" compensation with our strategic goals and growth objectives, while offering market competitive target compensation that enables us to attract and retain highly qualified executives.
The primary objectives of our overall executive compensation program for our NEOs are listed in the table below:

Objectives		How We Meet Our Objectives
Attract and retain highly qualified executive officers	●	Provide a competitive total pay package taking into account base salary, bonus, long-term incentives, and benefits
	●	Regularly evaluate our pay programs against that of our peer group
Reward outstanding performance	●	Annual short-term incentive takes into account the Company's financial and strategic performance
	●	Annual long-term incentive awards are granted taking into consideration individual performance as well as role
Promote and reward the achievement of our long-term value-creation objectives	●	Provide a significant portion of each NEO’s total direct compensation in the form of variable compensation that is pay at risk
	●	Align our executive compensation with the long-term performance of the Company
	●	Tie vesting of PRSUs to the Company's Adjusted EPS and ROIC performance over a three-year period
	●	Introduced GPUs tied to aggressive organic revenue goals over a three-year period
	●	Administer plans to include three-year performance cycles on PRSUs and GPUs, three-year vesting schedules on time-based RSUs, and four year vesting schedules on stock options
Create performance accountability	●	Performance targets associated with our plans are based on stretch goals aligned with high growth expectations in support of our short- and long-term strategies
Align the interests of our NEOs with those of the Company and shareholders	●	Share ownership guidelines encourage alignment between long-term shareholder value and management decisions
	●	Annual and long-term incentive compensation represents, on average, more than 75% of total direct compensation for each of our NEOs
Compensation Best Practices
The following table highlights the executive compensation best practices used by the Company:

Compensation Best Practices
✓	Link annual incentive compensation to the achievement of our objective pre-established performance goals
✓	Complete rigorous goal setting process annually
✓	Use balanced performance metrics focused on both profitable earnings growth as well as strategic capital deployment
✓	Provide the majority of our 2017 long-term incentive compensation through vehicles linked to shareholder value-creation (PRSUs, GPUs and stock options)
✓	Apply robust minimum stock ownership guidelines and require 100% net after-tax retaining of shares until ownership guidelines are met
✓	Maintain a claw-back policy
✓	Evaluate the risk of our compensation program
✓	Use an independent compensation consultant
✓	Prohibit hedging or pledging of Company stock
✓	Require “double-trigger” change-in-control for cash or equity payments
✓	Ban golden parachute excise tax gross-ups for executive officers upon a change-in-control
✓	Limit perquisites
✓	Maintain original financial targets for PRSUs or GPUs
✓	Forbid backdating or repricing of stock options

Elements of Executive Compensation
Compensation Program Overview
Our Company provides compensation elements of base salary, bonus, long-term incentives, and limited perquisites and benefits. The balance among these components is established annually by the Compensation Committee and is designed to recognize past performance, retain key employees, and encourage future performance. When conducting its annual deliberations, the Compensation Committee reviews each component against both historical and recent comparative statistics as well as anticipated trends in compensation with comparisons to our peer group. The Compensation Committee also considers pay and employment conditions of other employees within the Company (internal pay equity) in determining executive compensation. The Compensation Committee believes that the design of our compensation program is appropriate and competitive.
Pay Mix
In alignment with our pay-for-performance philosophy, our total executive compensation pay mix is heavily weighted toward variable compensation, which helps to align the interests of our executives with long-term value-creation and shareholder interests. Annual and long-term incentive compensation represents 85% of target total direct compensation for our CEO and, on average, approximately 77% of target total direct compensation for our other NEOs.

GUARANTEED
15%
18%
23%
10%
34%
CEO
85%
AT-RISK
GUARANTEED
23%
21%
20%
8%
28%
OTHER
NEOS
77%
AT-RISK
BASE SALARY
TARGET BONUS
OPTIONS
RSU
PBU[1]

____________________________________________________________________________________________________________
(1) Does not include the one-time additional GPU awarded in 2017 since this was not considered as part of the NEOs' target LTI award. The inclusion of the GPU award increases the CEO at-risk pay to 86% and the other NEOs at-risk pay to 79%.
Base Salary
The base salary for each NEO is based on that executive’s scope of responsibilities, taking into account the competitive market compensation paid by companies within our established peer group to executives in similar positions. We believe that each of our executives' base salaries should generally be targeted around the market median of salaries paid to executives at comparable companies in similar positions, and with similar responsibilities, as described in the section "Compensation Benchmarking and Survey Data."

Base salaries are reviewed by the Committee annually. Annual adjustments to an executive’s base salary take into account individual performance (based on achievement of pre-determined goals and objectives), market position of the individual’s current base salary versus our desired market positioning, our historical pay practices with respect to that position, affordability of any increase, and internal pay equity.
The following table provides information concerning the base salaries of our NEOs as of the end of our 2016 and 2017 fiscal years:

Name	2016 Base Salary	2017 Base Salary	% Increase
Martha Sullivan	$850,000	$920,004	8.2%
Paul Vasington	$466,827	$480,832	3.0%
Jeffrey Cote	$559,978	$571,178	2.0%
Steven Beringhause	$462,000	$480,480	4.0%
Allisha Elliott	$334,553	$344,589	3.0%
Ms. Sullivan's salary increase reflects a market adjustment to bring her salary to the competitive market median of our compensation peer group, in alignment with our competitive strategy.
Annual Incentive Bonus
Our NEOs participate in the executive annual incentive bonus program. Each year, we establish bonus targets for our executives based on the executive’s scope of responsibilities while taking into account the competitive market compensation paid by comparable companies to executives in similar positions. The annual incentive bonus is targeted at a level that, when combined with the executive's base salary, yields total annual cash compensation that approximates the market median. For 2017, target annual incentive bonuses were established at the levels listed below, which are consistent with 2016 levels:

Name	2017 Annual Incentive Bonus Target (as a % of base salary)
Martha Sullivan	125%
Paul Vasington	100%
Jeffrey Cote	100%
Steven Beringhause	100%
Allisha Elliott	65%
The annual incentive bonus consisted of two performance factors: (1) achievement of our Adjusted EPS growth goal and (2) achievement of business and strategic goals established in the performance scorecard. The performance against the pre-established goals outlined in the scorecard is determined by applying the percentage achievement against each weighted goal. This score is then applied as a modifier against the achievement of our Adjusted EPS growth goal.
The non-CEO executives have a shared performance scorecard (the "Executive Scorecard") for purposes of our annual incentive bonus program. This design better aligns our executive officers' performance incentives with our highly matrixed and interdependent structure. The CEO has an individual scorecard (the "CEO Scorecard") that is evaluated by the full Board of Directors. In addition, the Committee may exercise negative discretion in determining final payouts.
This two prong design is intended to motivate executives to focus on the achievement of both financial and strategic priorities. Annual Incentive Bonus payouts are calculated as follows:

Annual Incentive Bonus Target ($)	*	Achievement of Adjusted EPS Growth Goal Relative to Target (%)	*	Performance Score (%)	=	Annual Incentive Bonus Payout ($)

Adjusted EPS
In establishing earnings goals, the Compensation Committee considered recent earnings performance, management’s near-term operating and financial plans, and shareholder expectations. The target 2017 growth goal of an Adjusted EPS of $3.17, which exceeded the midpoint of the Company’s annual guidance $3.14, represented an increase of 10% over 2016 Adjusted EPS.

	Adjusted EPS Growth Goal	Percentage of Target Payout
Threshold	5%	50%
Target	10%	100%
Hurdle	14%	120%
Maximum	24%	200%
As reflected in the table above, the actual annual incentive bonus for our executive officers could have been less than or greater than their target annual incentive bonus, depending on the Company's overall financial performance and the executive scorecard results. The actual payout will be interpolated on a straight line basis based on the table above.
Actual Performance Against Adjusted EPS Growth Goal
Our 2017 Adjusted EPS growth was 10.4%, which resulted in 103% funding relative to target.
Performance Scorecard
As discussed above, in addition to our Adjusted EPS growth goal, the incentive plan provides for a modifier based on performance against a scorecard. The CEO as well as all other executives can receive a score between 0% - 150%. In order for the modifier to apply, Adjusted EPS growth achievement must be at or above threshold performance. The scorecards are developed each year and include measurable business and strategic goals that can be reviewed at the end of the year and objectively scored. The weightings of each goal can vary from year to year and may be different between the CEO and non-CEO executive scorecards. The purpose of the performance scorecard is to tie bonus payouts to the achievement of strategic initiatives that our executive management can impact. These goals align our executives' decisions with the execution of our strategic initiatives.
CEO Scorecard
At the end of the year, the Committee reviewed the CEO’s pre-set scorecard in light of her accomplishments and determined the resulting individual performance score. Summarized below is the CEO Scorecard for 2017 along with the resulting CEO Performance Score as determined by the Committee.

	Below	Meets	Exceeds
Total Shareholder Return			✓
Free Cash Flow	✓
Business Positioning			✓
Team Development		✓
CEO Performance Score = 107.8%
Key Accomplishments

•	TSR growth performance above the median of our compensation peer group

•	Increased Net revenue 3.3% (4.0% organic revenue growth) to $3.3 billion

•	Closed new business wins worth an expected approximate $530 million in future annual revenues

•	Increased organic adjusted earnings per share 10.4%

•	Generated free cash flow of $413 million, a 5.6% increase over 2016

•	Continued to build and develop the executive team and bench

Executive Scorecard
All the non-CEO executives are assessed together against one Executive Scorecard which drives strong alignment and collaboration among the executives on key business and strategic objectives. At the end of the year, the CEO assessed the 2017 Executive Scorecard against actual performance, determined the resulting performance score, and made recommendations to the Committee. Summarized below is the 2017 scorecard for our non-CEO executives along with the resulting Executive Performance Score as determined by the Committee.

	Below	Meets	Exceeds
Total Shareholder Return			✓
Business Positioning			✓
Customer Delivery		✓
Organizational Development		✓
Executive Performance Score = 107.9%
Key Accomplishments

•	TSR growth performance above the median of our compensation peer group

•	Increased Organic Adjusted EBIT margins 100 basis points to 22.7% reflecting the ongoing benefits of integration activities and continued productivity improvements

•	Closed new business wins worth an expected approximate $530 million in future annual revenues

•	Executed continuous improvement initiatives that underpin the organic Adjusted EBIT(1) growth of 7.9%

•	Sustained over 90% on-time quality delivery to our customers and received an improved customer quality rating

•	Successfully filled and retained key leadership and technology roles

•	Increased free cash flow 5.6% to $413 million, or 12.4%, of net revenue

•	Strengthened the balance sheet by lowering our net leverage ratio to 3.0x

•	Delivered a record $2.46 billion in net revenue for the Performance Sensing segment, or 3.9% organic growth on flat auto market growth

•	Increased the profitability of acquired businesses through $35 million in cost synergies and productivity gains since 2015
2017 Annual Incentive Results
Based on the Company’s Adjusted EPS performance and Performance Scores, the table below shows the actual bonus results for our CEO at 111.0% of target and our other NEOs at 111.1% of target:

Name	Annual Incentive Bonus Target (%)	Annual Incentive Bonus Target	Achievement of Adjusted EPS Relative to Target	Performance Score	Annual Incentive Bonus Payout	2017 Annual Incentive Bonus Payout as a % of Target
Martha Sullivan	125%	$1,150,005	103.0%	107.8%	$1,276,506	111.0%
Paul Vasington	100%	$480,832	103.0%	107.9%	$534,205	111.1%
Jeffrey Cote	100%	$571,178	103.0%	107.9%	$634,579	111.1%
Steven Beringhause	100%	$480,480	103.0%	107.9%	$533,813	111.1%
Allisha Elliott	65%	$223,983	103.0%	107.9%	$248,845	111.1%
Equity Compensation
Equity compensation is granted to our executive officers and other key employees as a long-term, non-cash incentive. Our equity compensation structure is intended to accomplish the following main objectives:
•balance and align the interests of participants and shareholders;
•reward participants for demonstrated leadership and performance aimed towards the creation of shareholder value;
•increase equity holding levels of key employees;
•ensure competitive levels of compensation opportunity in line with our peer group; and
•assist in attracting, retaining, and motivating key employees, including the NEOs.
__________________________________________________________________________________________________________________________________________________________________________________

(1)
Represents a non-GAAP financial measure. Refer to Appendix A included at the end of this Proxy Statement for a definition and reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

We primarily grant stock options, RSUs and PBUs under the Sensata Technologies Holding plc First Amended and Restated 2010 Equity Incentive Plan (the "2010 Equity Plan"), which was adopted in connection with our initial public offering, as the principal method of providing long-term incentive compensation. Prior to our initial public offering, we granted stock options to our executive officers under the First Amended and Restated Sensata Technologies Holding B.V. 2006 Management Option Plan (the "2006 Option Plan"), and we granted restricted securities to our executive officers under the First Amended and Restated Sensata Technologies Holding B.V. 2006 Management Securities Purchase Plan (the "2006 Purchase Plan"). It is expected that no further grants will be made under the 2006 Option Plan or the 2006 Purchase Plan.
2017 Long-Term Incentive ("LTI") Program
Our 2017 ongoing LTI program, excluding GPUs, for the NEOs consisted of approximately 50% PRSUs, approximately 35% stock options and approximately 15% RSUs. In 2017, we introduced an additional type of PBU tied to driving organic revenue growth over a three-year period called Growth Plan Units (GPUs). The inclusion of GPUs, in the 2017 LTI program for the NEOs results in an LTI mix of approximately 56% performance-based restricted stock units (PRSUs and GPUs), approximately 31% stock options and approximately 13% RSUs. The grant date values of 2017 Annual LTI awards were as follows:

Executive	2017 LTI Grant excluding GPUs	2017 GPUs Grant	2017 LTI Grant
Martha Sullivan	$4,200,040	$525,001	$4,725,041
Paul Vasington	$1,200,041	$150,006	$1,350,047
Jeffrey Cote	$1,500,066	$187,519	$1,687,585
Steven Beringhause	$1,350,061	$168,785	$1,518,846
Allisha Elliott	$700,048	$87,515	$787,563
Stock Options
Stock options were granted on April 1, 2017(1) with an exercise price equal to $43.67 (per unit), the fair market value of each underlying ordinary share as the grant date, and are subject to time-based vesting with 25% vesting on each of the first four anniversaries of the grant date.
RSUs
Time-Based RSUs were granted on April 1, 2017(1) with a fair market value of $43.67 (per unit) as of the grant date, and are subject to cliff vesting on the third anniversary of the grant date.
PRSUs
PRSUs were granted on April 1, 2017(1) with a fair market value of $43.67 (per unit) as of the grant date. The PRSUs are subject to cliff vesting on the third anniversary of the grant date. The number of PRSUs that will ultimately vest depends on the Company’s Adjusted EPS performance for each of the fiscal years 2017 through 2019. In addition, these awards include an ROIC modifier so that the number of PRSUs that convert into ordinary shares based on achievement of our performance goals may be adjusted upwards or downwards by up to 15%, depending on the Company’s ROIC for each of the three year periods. In order for the ROIC modifier to be applied, however, the Company must at least achieve the respective threshold Adjusted EPS goal. The ROIC modifier is included to encourage our executive officers to maintain a balanced capital deployment strategy in addition to focusing on earnings growth. Each year, the Committee undertakes a rigorous goal setting process during which it considers, among other items, management’s short- and long-term financial and operating plans and shareholder expectations regarding the Company’s earnings performance and growth, in determining Adjusted EPS goals and ROIC levels. The Committee strives to establish challenging but attainable targets with heavy stretch goals for maximum payout.
Adjusted EPS and ROIC targets for each of the years in the three-year performance period were set at the beginning of the performance period. At the end of each year in the performance period, the award agreement provides that our actual results will be measured against that year’s pre-established targets. Participants have the opportunity to "bank" one-third of the award, adjusted for performance, after each year, with banked portions subject to continued time vesting over the three-year period.
____________________________________________________________________________________________________________________________________________________________________________________

(1)
The New York Stock Exchange was closed on April 1, 2017, therefore the closing stock price on the business day immediately preceding April 1, 2017 was utilized to determine both the exercise price for stock options and the fair market value of an ordinary share as of the grant date for stock options, RSUs, PRSUs and GPUs.

The table below illustrates how the ultimate payout is calculated:

Adjusted EPS (1-year periods)
Percentage of Adjusted EPS Target Achieved	Year 1 Adjusted EPS	Banked Units	Year 2 Adjusted EPS	Banked Units	Year 3 Adjusted EPS	Banked Units
< 90%		0%		0%		0%
90%	Threshold	50%	Threshold	50%	Threshold	50%
100%	Target	100%	Target	100%	Target	100%
≥110%	Maximum	100%	Maximum	125%	Maximum	150%

	ROIC Modifier
	Percentage of ROIC Target	Modifier	Percentage of ROIC Target	Modifier	Percentage of ROIC Target	Modifier
	<100%	0.85	<100%	0.85	<100%	0.85
	100%-150%	1.00	100%-150%	1.00	100%-150%	1.00
	>150%	1.15	>150%	1.15	>150%	1.15

1/3 of the PRSUs granted	*	Banked Units % based on Adjusted EPS performance	*	ROIC Modifier	=	Banked Units in a given year
For example, if 3,000 PRSUs are granted, Year 1 Adjusted EPS is at 90% of target and ROIC is at 90% of target, the Year 1 banked portion would be equal to (1/3 * 3,000 PRSUs) * 50% * .85 which is equal to 425 banked units.
On the vesting date, the number of PRSUs that will vest is the greater of:

(1)	The cumulative number of banked units, or

(2)
The product of (the total PRSUs granted) * (the Year 3 banked units percentage based on Adjusted EPS) * (the Year 3 ROIC modifier). This second formula can only be applied if the actual Year 3 Adjusted EPS is greater than 100% of the Year 3 Adjusted EPS target and the Year 3 ROIC is greater than or equal to 100% of the Year 3 ROIC target.

The banked units percentage for each year within the three-year performance period will be interpolated on a straight line basis based on the chart above.
We believe this approach, to set annual Adjusted EPS targets within the three-year performance period, provides a direct link to our Adjusted EPS growth goals and strengthens our executives' incentives to achieving these goals.
2015 - 2017 PRSUs
On April 1, 2018, 61% of the 2015 PRSUs vested. This was determined by taking the cumulative number of banked units from the three-year performance period because the Adjusted EPS performance in 2017 did not exceed the target. For purposes of the PRSU vesting calculation, Adjusted EPS is calculated excluding post second quarter acquisitions in the first year of ownership. Below provides an overview of the calculation:

	2015	2016	2017
Adjusted EPS Target	$2.92	$3.21	$3.53
Adjusted EPS Achieved	$2.82	$2.89	$3.19
% of Adjusted EPS Target Achieved	97%	90%	90%
Adjusted EPS Banked %	83%	50%	51%
Adjusted ROIC Target	10% - 15%	10% - 15%	10% - 15%
Adjusted ROIC Achieved	14%	12%	12%
ROIC Modifier	1.00	1.00	1.00
% Banked	83%	50%	51%

Total vest = (1/3 of PRSUs granted * 2015 Adjusted EPS Banked % * 2015 ROIC Modifier) + (1/3 of PRSUs granted * 2016 Adjusted EPS Banked % * 2016 ROIC Modifier) + (1/3 of PRSUs granted * 2017 Adjusted EPS Banked % * 2017 ROIC Modifier)
Total vest = (1/3 * 83% * 1.00) + (1/3 * 50% * 1.00) + (1/3 * 51% * 1.00) = 61%
The table below depicts our actual historical performance related to PRSUs granted in 2011, 2012, 2013, 2014 and 2015.

Sensata LTI Performance Plan History	2011	2012	2013	2014	2015
Actual Performance	2013 ANI $356.8	2014 ANI $410.3	2015 Adj. EPS $2.82	2016 Adj. EPS $2.89	2017 Adj. EPS $3.19 ROIC 12%
Vested %	0%	0%	100%	96%	61%
GPUs
In 2017, we granted GPUs specifically tied to organic revenue growth performance to support our strategy to drive organic revenue growth in many of the markets we serve. This award was granted as an incremental award for 2017 with aggressive stretch targets and no banking for below target performance. GPUs were granted on April 1, 2017(1) with a fair market value of $43.67 (per unit) as of the grant date. The GPUs are subject to cliff vesting on the third anniversary of the grant date. The number of GPUs that will ultimately vest depends on the Company’s Adjusted Organic Revenue Growth performance for each of the fiscal years 2017 and 2018, and the 3-year constant currency CAGR in 2019. Adjusted Organic Revenue Growth is calculated as the reported percentage change in Net Revenue adjusted for the effects of: (1) foreign currency movements; and (2) acquisitions, net of exited businesses that occur during the three-year performance period. This award may payout between 100% and 200% of target, however, at or above target performance must be achieved to earn a payout under this award. Participants have the opportunity to "bank" one-third of the award, adjusted for performance, after each year, with banked portions subject to continued time vesting over the three-year period, and maximum banking limited to 100% in years 1 and 2. The table below illustrates how the ultimate payout is calculated:

Adjusted Organic Revenue Growth (1-year periods)
Performance	2017 Adjusted Organic Revenue Growth	Banked Units	2018 Adjusted Organic Revenue Growth	Banked Units	3-Year CAGR	Banked Units
<100%		0%		0%		0%
100%	Threshold/Target	100%	Threshold/Target	100%	Threshold/Target	100%
≥140%	Maximum	100%	Maximum	100%	Maximum	200%

1/3 of the GPUs granted	*	Banked Units % based on Adjusted Organic Growth performance	=	Banked Units in a given year
On the vesting date, the number of GPUs that will vest is the greater of:

(1)	The cumulative number of banked units, or

(2)	The product of (the total GPUs granted) * (the Year 3 banked units percentage based on 3-Year CAGR).
The banked units percentage for each year within the three-year performance period will be interpolated on a straight line basis based on the chart above.
2018 One-Time Recognition Award
In recognition of Mr. Vasington's performance and strong contributions in shaping the financial strategy for the Company since his joining in February 2014, on January 30, 2018, the Compensation Committee as well as the full Board of Directors approved a one-time recognition award for him in the form of 8,899 RSUs valued at $500,000. The RSUs will cliff vest on the third anniversary of the grant date. The Compensation Committee recognizes the strong competition for talented executives and the limited number of individuals who possess the mix of leadership, technical expertise and knowledge to successfully lead our finance organization and our Company.
____________________________________________________________________________________________________________________________________________________________________________________

(1)
The New York Stock Exchange was closed on April 1, 2017, therefore the closing stock price on the business day immediately preceding April 1, 2017 was utilized to determine both the exercise price for stock options and the fair market value of an ordinary share as of the grant date for stock options, RSUs, PRSUs and GPUs.

The Compensation Committee believed it was acting in the best interest of the Company and its shareholders to provide Mr. Vasington with a long-term incentive intended to recognize his contributions to the Company's growth and encourage his continued employment with the Company. This award includes certain restrictive covenants, including non-competition, non-solicitation, and non-disclosure restrictions and is subject to double trigger vesting upon a change in control.
Retirement and Other Benefits
Certain NEOs are eligible to participate in the retirement and benefit programs as described below. The Compensation Committee reviews the overall cost to the Company of the various programs generally when changes are proposed. The Compensation Committee believes the benefits provided by these programs are important factors in attracting and retaining executive officers, including the NEOs.
All retirement plans provided for employees duplicate benefits provided previously to participants under plans sponsored by Texas Instruments and recognize prior service with Texas Instruments.
Pension Plan. As part of their post-employment compensation, Ms. Sullivan and Mr. Beringhause participate in the Sensata Technologies Employees Pension Plan. Texas Instruments closed this pension plan to participants hired after November 1997. Effective January 31, 2012, this plan was frozen, and as a result, future benefit accruals after this date have been eliminated. The benefits under this qualified benefit pension plan are determined using a formula based upon years of service and the highest five consecutive years of compensation prior to the freeze in January 2012. See "Pension Benefits" below for more information on the benefits and terms and conditions of this pension plan.
Supplemental Benefit Pension Plan. The Sensata Technologies Supplemental Benefit Pension Plan is a non-qualified benefit payable to participants that represents the difference between the vested benefit actually payable under the Sensata Technologies Employees Pension Plan at the time the participant’s benefit payment(s) commences under this supplemental pension plan and the vested benefit that would be payable under the Sensata Technologies Employees Pension Plan had there been no qualified compensation limit. Effective January 31, 2012, this plan was frozen, and as a result, future benefit accruals after this date have been eliminated.
401(k) Savings Plan. The NEOs are eligible to participate in our 401(k) savings plan on the same basis as all other eligible employees. The plan provides for an employer-matching contribution up to 4% of the employee's annual eligible earnings. Since 2009, the matching of employees’ contributions in our 401(k) savings plan has been discretionary and based on the financial performance of the Company. Ms. Sullivan and Ms. Elliott and Messrs. Vasington, Cote, and Beringhause are participants in this plan.
In 2017, based on the judgment of our CEO with respect to our financial performance, we matched the contributions by employees on a dollar-for-dollar basis to our 401(k) savings plan as described above.
Health and Welfare Plans. We provide medical, dental, vision, life insurance, and disability benefits to all eligible non-contractual employees. The NEOs are eligible to participate in these benefits on the same basis as all other employees.
Post-Employment Medical Plan. In general, employees, including the NEOs, with 20 or more years of service, including time worked at Texas Instruments, are eligible for retiree health and dental benefits. Individuals hired on or after January 1, 2007, including Ms. Elliott and, Messrs. Cote, and Vasington, and individuals who retired from Texas Instruments are not eligible for retiree health and dental benefits. Ms. Sullivan and Mr. Beringhause are eligible for this plan.
Perquisites. In addition to the components of compensation discussed above, we offer perquisites to the NEOs in the form of financial counseling. See "Summary Compensation Table" below for a summary of the reportable perquisites for the NEOs.

Compensation Risk Controls
The following table summarizes practices we have in place to mitigate risk for shareholders.

Executive Stock Ownership Requirements
The Company has a policy that each NEO hold stock options, restricted securities, or other equity of the Company in an amount equal in value to at least a defined multiple of his or her base salary as follows: Ms. Sullivan, 4x salary; Ms. Elliott, Messrs. Vasington, Cote and Beringhause 3x salary. All of the NEOs are currently meeting their stock ownership requirement.

Director Stock Ownership Requirements
The Committee has adopted a policy requiring directors to hold five times their annual cash retainer in share value ($600,000 holding requirement for our Chairman and $300,000 holding requirement for all other Board members), to ensure that directors maintain a meaningful ownership stake in the Company and that they are encouraged to take a long-term view on value creation.

Share Holding Requirement
The Company and Compensation Committee have adopted a policy which requires individuals subject to Stock Ownership requirements, both employees and non-employee directors, to retain 100% of net after-tax shares upon vesting/exercise until ownership guidelines have been met.

Anti-hedging/Anti-pledging Policy	The Company has an enhanced Insider Trading Policy that applies to all directors, officers and employees which clearly states that hedging and pledging are strictly prohibited.
Claw-back Policy
A recoupment ("claw-back") policy is in place which gives the Compensation Committee the ability to claw-back officer bonuses or equity in the event of a restatement of our financial results due to misconduct.

Process and Procedure for Determining Executive Compensation
Role and Function of the Committee
The Compensation Committee is currently composed of three members of the Board of Directors: Kirk P. Pond, James E. Heppelmann, and Andrew C. Teich. The Compensation Committee is responsible for reviewing and approving each element of compensation for the NEOs. The Compensation Committee also reviews our overall compensation philosophy and objectives on an annual basis. The Compensation Committee is also involved with risk review of our compensation policies and practices, and has concluded that our compensation program does not incentivize executives or employees to take actions that would result in a material adverse impact on the Company.
The Compensation Committee has the sole authority to retain and to terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. The compensation consultant advises the Compensation Committee on all matters related to the compensation of the NEOs and assists the Committee in interpreting data provided by us, as well as additional data provided by the compensation consultant. The Compensation Committee retained Frederic W. Cook & Co., Inc. ("FW Cook") as its compensation consultant. FW Cook prepared materials for, and participated in, all Compensation Committee meetings. The Compensation Committee has the ability to hold an executive session with the compensation consultant during each meeting at which the consultant is present. No members of management are present at the executive sessions unless requested by the Compensation Committee.
The Compensation Committee makes an independent determination on all matters related to compensation of the NEOs. In making its determinations, the Compensation Committee may seek the views of the CEO on whether the existing compensation policies and practices continue to support our business objectives, the appropriateness of performance goals, the Company’s performance, and the contributions of the other NEOs to that performance.
The Compensation Committee may also consult with the Chief Human Resources Officer or other members of our Human Resources staff on matters related to the design, administration, and/or operation of our compensation program. The Compensation Committee has delegated administrative responsibilities for implementing its decisions on compensation and benefit related matters to the Chief Human Resources Officer, who reports directly to the Compensation Committee regarding the actions she has taken under this delegation.
In the selection of FW Cook as its compensation consultant, the Compensation Committee considered the independence of FW Cook in light of SEC rules and NYSE listing standards. Specifically, the Compensation Committee considered the following factors: (i) other services provided to us by FW Cook; (ii) fees paid by us as a percentage of FW Cook’s total revenue; (iii) policies or procedures maintained by FW Cook that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultant(s) from FW Cook involved in the engagement and a member of the Compensation Committee; (v) any Company stock owned by FW Cook or the individual consultant(s) of FW Cook involved in the engagement; and (vi) any business or personal relationships between our executive officers and FW Cook or the individual consultant(s) involved in the engagement. The Compensation Committee concluded that FW Cook is independent under these rules and standards.

Role of Officers in Determining Compensation
The Chief Executive Officer, Chief Human Resources Officer, and Vice President, Total Rewards provide analysis and recommendations on compensation issues and attend Compensation Committee meetings as requested by members of the Compensation Committee. The Compensation Committee also meets in executive sessions without any executive officers present. All decisions related to the compensation of the NEOs are ultimately made by the Compensation Committee.
Compensation Benchmarking and Survey Data
As part of establishing the total compensation packages for our NEOs for 2017, the Compensation Committee reviewed compensation packages for executive officers holding comparable positions, based on similarity of job content, at comparable companies. Annually FW Cook reviews a list of comparable companies for compensation benchmarking based on our industry, size and financial profile, including revenue and market capitalization. In October 2016, FW Cook recommended that the list of comparable companies remained unchanged. The list of comparable companies recommended by FW Cook (i.e. the 2017 peer group) was approved by the Committee in October 2016. The 2017 peer group consisted of the following companies:

AMETEK, Inc.	Amphenol Corporation
Analog Devices, Inc.	BorgWarner Inc.
Curtiss-Wright Corporation	Dana Incorporated
Esterline Technologies Corporation	Fairchild Semiconductor International, Inc.*
FLIR Systems, Inc.	Flowserve Corporation
Gentex Corporation	Hubbell Inc.
Keysight Technologies, Inc.	Moog Inc.
Regal Beloit Corporation	Roper Technologies, Inc.
Skyworks Solutions, Inc.	Teledyne Technologies Inc.
Trimble Inc.	Woodward, Inc.
* Fairchild Semiconductor International, Inc. was acquired by ON Semiconductor Corporation in September 2016; however, relevant 2016 compensation data had been filed at the time of the peer group approval.
The Compensation Committee utilizes the peer group to provide context for its compensation decision making. The compensation paid by peer group companies to their respective executive officers does not factor into the Compensation Committee’s determination of the peer group. After the peer group companies were selected, FW Cook prepared and presented a report to the Compensation Committee summarizing comparisons of our NEO compensation to that of comparable executives within the 2017 peer group. Each of the elements of compensation (base salary, short-term incentive target, and long-term stock-based compensation award) is reviewed as part of this analysis and evaluation.
Employment Agreements, Change In Control Provisions, and One-Time Payments
We have employment agreements in place with each of our NEOs, and because each NEO is a U.S. resident, the employment agreements are with our primary U.S. operating subsidiary, Sensata Technologies, Inc. ("STI"). The agreements are for a one-year term, automatically renewing for successive additional one-year terms. The agreements provide for an annual base salary and eligibility to earn an annual incentive bonus in an amount equal to a certain percentage of his or her annual base salary, as previously described. Whether by express agreement, or by Company policy and practice applying to all STI officers, if any NEO is terminated without "cause," or if the NEO terminates his or her employment for "good reason" during the employment term, the NEO will be entitled to a severance payment equal to one year of his or her annual base salary plus an amount equal to the average of the NEO’s annual incentive bonus for the two years preceding his or her termination.
Ms. Sullivan entered into an amended and restated employment agreement as of January 1, 2013 that includes severance provisions of (i) a severance payment equal to two years of her then current base salary, (ii) an amount equal to the sum of the annual incentive bonus payments received in the two years preceding her termination, and (iii) continuation of her health and welfare benefits to run concurrent with her COBRA period.
Under the employment agreements, "cause" means one or more of the following: (i) the indictment for a felony or other crime involving moral turpitude or the commission of any other act or any omission to act involving fraud with respect to the Company or any of its subsidiaries or any of their customers or suppliers; (ii) any act or any omission to act involving dishonesty or disloyalty which causes, or in the good faith judgment of the Company’s Board of Directors would be reasonably likely to cause, material harm (including reputational harm) to the Company or any of its subsidiaries or any of their customers or suppliers; (iii) any (A) repeated abuse of alcohol or (B) abuse of controlled substances, in either case, that adversely affects the NEO’s work performance (and, in the case of clause (A), continues to occur at any time more than 30 days after the NEO has been given written notice thereof) or brings the Company or its subsidiaries into public disgrace or disrepute; (iv) the failure by the NEO to substantially perform duties as reasonably directed by the Company’s Board of Directors or the NEO’s supervisor(s), which non-performance remains uncured for 10 days after written notice thereof is given to the NEO; (v) willful misconduct with respect to the Company or any of its subsidiaries, which misconducts causes, or in the good faith judgment of the Company’s Board of Directors would be reasonably likely to cause, material harm (including reputational harm) to the Company or any of its subsidiaries; or (vi) any breach by the NEO of certain provisions of the employment agreements or any other material breach of the employment agreements, the 2006 Purchase Plan, the 2006 Option Plan, or the 2010 Equity Plan.
Under the employment agreements, "good reason" means one or more of the following: (i) any reduction in base salary or bonus opportunity, without prior consent, in either case other than any reduction which (A) is generally applicable to senior leadership team executives of STI and (B) does not exceed 15% of the NEO’s base salary and bonus opportunity in the aggregate; (ii) any material breach by STI or any of its subsidiaries of any agreement with the NEO; (iii) a change in principal office, without prior consent, to a location that is more than 50 miles from the NEO’s principal office on the date thereof; (iv) delivery by STI of a notice of non-renewal of the term of the employment agreement; or (v) in the case of Ms. Sullivan’s agreements, a material diminution in job responsibilities, without prior consent; provided that any such reason was not cured by STI within 30 days after delivery of written notice thereof to STI; and further provided that, in each case, written notice of an NEO’s resignation with good reason must be delivered to STI within 30 days after the NEO has actual knowledge of the occurrence of any such event in order for the NEO’s resignation with good reason to be effective thereunder.
We believe that these agreements serve to maintain the focus of our NEOs and ensure that their attention, efforts, and commitment are aligned with maximizing our success. These agreements serve to minimize distractions involving executive management that might arise when the Board of Directors is considering possible strategic transactions involving a change in control and assure continuity of executive management and objective input to the Board when it is considering any strategic transaction.
For more information regarding change in control provisions, refer to the "Potential Payments upon Termination or a Change in Control" section of this Proxy Statement.
Risk Management and Assessment
In setting our compensation policies and practices, including the compensation of the NEOs, the Compensation Committee considers the risks to our shareholders and the achievement of our goals that may be inherent in such policies and practices. Although a significant portion of our executives’ compensation is performance-based and "at risk," the Committee believes the compensation policies and practices that we have adopted are appropriately structured and are not reasonably likely to materially adversely affect the Company. In particular:

•
We believe that incentive programs tied to the achievement of our strategic objectives, financial performance goals, and specific individual goals appropriately provide executives, including the NEOs, and other employees the incentive to focus on delivering shareholder value.

•
A significant portion of variable compensation is delivered in equity (stock options, RSUs, PRSUs, and GPUs) with multi-year vesting. We believe that equity compensation helps reduce compensation risk by balancing financial and strategic goals against other factors management may consider to ensure long-term shareholder value is being sought.

•
We believe that stock ownership guidelines and vesting restrictions on equity awards serve as effective retention mechanisms and align the interests of employees, including the NEOs, with long-term shareholder value.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
The Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on its review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10–K for the fiscal year ended December 31, 2017.
From the members of the Compensation Committee:

James E. Heppelmann (Chair)
Kirk P. Pond
Andrew Teich

SUMMARY COMPENSATION TABLES AND NARRATIVE DISCLOSURES
The following table sets forth information required under applicable SEC rules about the compensation for the years ended December 31, 2017, 2016, and 2015 of (i) our CEO, (ii) our CFO, and (iii) the three most highly compensated other executive officers who were serving as officers on December 31, 2017 (each, an "NEO" and collectively, the "NEOs").

Name and Principal Position	Fiscal Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Martha Sullivan, President and Chief Executive Officer	2017	902,505	3,255,031	1,470,010	1,276,506	234,308	40,504	7,178,864
	2016	841,256	2,502,518	1,347,512	935,000	101,555	55,275	5,783,116
	2015	792,501	2,405,089	1,415,044	624,698	57,938	89,514	5,384,784

Paul Vasington, Executive Vice President and Chief Financial Officer	2017	477,331	930,040	420,007	534,205	—	31,205	2,392,788
	2016	462,881	780,057	420,005	414,916	—	29,741	2,107,600
	2015	448,291	650,084	350,009	295,522	—	32,023	1,775,929

Jeffrey Cote, Executive Vice President, Sensing Solutions and Chief Operating Officer	2017	568,378	1,162,583	525,002	634,579	—	23,501	2,914,043
	2016	557,233	975,052	2,025,004	497,709	—	29,123	4,084,121
	2015	545,651	975,041	525,004	359,704	—	29,145	2,434,545

Steven Beringhause, Executive Vice President, Performance Sensing and Chief Technology Officer	2017	475,860	1,046,334	472,512	533,813	86,521	608,185	3,223,225
	2016	456,500	650,048	1,850,011	410,626	22,813	542,503	3,932,501
	2015	435,000	650,084	350,009	288,288	2,546	28,994	1,754,921

Allisha Elliott, Senior Vice President and Chief Human Resources Officer	2017	342,080	542,556	245,007	248,845	—	30,552	1,409,040
	2016	329,081	955,065	245,012	193,278	—	29,462	1,751,898

(1)
Base salary shown here may differ with the base salaries shown in the "Compensation Discussion and Analysis-Elements of Executive Compensation-Base Salary" due to base salary increases that went into effect during the year, if any.

(2)
Represents the aggregate grant date fair value of restricted stock units (i.e., PRSUs, GPUs, and RSUs) granted in the years ended December 31, 2017, 2016, and 2015 calculated in accordance with Accounting Standards Codification ("ASC") Topic 718, Stock Compensation ("ASC 718"). See Note 11, "Share Based Payment Plans," of our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2017 for further discussion of the relevant assumptions used in calculating the grant date fair value. With respect to PRSUs granted, the number of securities that vest will depend on the extent to which certain performance criteria are met and could range between 0% and 172.5% of the number of units granted. With respect to GPUs granted, the number of securities that vest will depend on the extent to which certain performance criteria are met and could range between 0% and 200% of the number of units granted. The number of PRSUs, GPUs and RSUs granted to each NEO during 2017 is detailed in the Grants of Plan Based Awards Table.

(3)
Represents the grant date fair value of stock options granted during the fiscal year. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 11, "Share Based Payment Plans," of our Annual Report on Form 10–K for the fiscal year ended December 31, 2017. The number of shares underlying the stock options granted to each NEO during 2017 is detailed in the Grants of Plan Based Awards Table. Ms. Sullivan's 2015 option award includes 7,040 options received in exchange for her service as an Executive Director on our Board.

(4)	Represents the annual incentive bonus awarded to each NEO. See "Compensation Discussion and Analysis-Elements of Executive Compensation-Annual Incentive Bonus" for more information.

(5)	Reflects the aggregate change in actuarial present value of accrued benefits under the Sensata Technologies Employees Pension Plan and the Supplemental Pension Plan.

(6)	The table below presents an itemized account of "All Other Compensation" provided to the NEOs, regardless of the amount and any minimal thresholds provided under the SEC rules and regulations.

Name	Fiscal Year	Financial Counseling ($)(1)	Insurance Premium Contributions ($)(2)	Matching Contributions to 401(k) Plan ($)	Director Payments ($)(3)	All Other Payments ($)(4)	Total ($)
Martha Sullivan	2017	19,225	6,760	10,800	3,719	—	40,504
	2016	18,490	1,185	10,600	25,000	—	55,275
	2015	17,780	1,134	10,600	60,000	—	89,514

Paul Vasington	2017	19,225	1,180	10,800	—	—	31,205
	2016	18,490	651	10,600	—	—	29,741
	2015	20,218	1,205	10,600	—	—	32,023

Jeffrey Cote	2017	11,269	1,432	10,800	—	—	23,501
	2016	17,756	767	10,600	—	—	29,123
	2015	17,780	765	10,600	—	—	29,145

Steven Beringhause	2017	19,225	1,177	10,800	—	576,983	608,185
	2016	18,490	644	10,600	—	512,769	542,503
	2015	17,780	614	10,600	—	—	28,994

Allisha Elliott	2017	19,225	527	10,800	—	—	30,552
	2016	18,422	440	10,600	—	—	29,462

(1)	Represents payments made by the Company in connection with financial and legal counseling provided to the NEOs.

(2)
Represents payments made by the Company in respect of travel and accident insurance policies and premiums on behalf of each of the NEOs. The amounts also include payments made by the Company when an individual chooses to “opt-out” of our benefit plans. Opt-out dental payments were made in the amount of $75 to Ms. Sullivan for fiscal year 2015. Opt-out medical and dental payments were made in the amount of $575 to Mr. Vasington for fiscal year 2015.

(3)
Ms. Sullivan's director payments were received in exchange for her service as an Executive Director on our Board. The 2017 amount includes imputed income for prior years' tax adjustments identified as a result of a Netherlands wage tax audit.

(4)
Includes a tax equalization payment provided to Mr. Beringhause in 2017 and 2016 in connection with the exercise of stock options which were previously awarded to him while on an expatriate assignment.

Grants of Plan Based Awards Table
The following table sets forth information on plan–based compensation awards granted to the NEOs during fiscal year 2017.

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units (#)(5)	All Other Option Awards: Number of Securities Underlying Options (#)(6)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(7)
			Threshold ($)(2)	Target ($)(3)	Maximum ($)(4)	Threshold (#)	Target (#)	Maximum (#)
Martha Sullivan	N/A		575,003	1,150,005	2,760,012
	4/1/2017	(8)				20,437	48,088	82,952	14,427			2,730,030
	4/1/2017	(9)				12,022	12,022	24,044				525,001
	4/1/2017									101,380	43.67	1,470,010
Paul Vasington	N/A		240,416	480,832	1,153,997
	4/1/2017	(8)				5,840	13,740	23,702	4,122			780,034
	4/1/2017	(9)				3,435	3,435	6,870				150,006
	4/1/2017									28,966	43.67	420,007
Jeffrey Cote	N/A		285,589	571,178	1,370,827
	4/1/2017	(8)				7,299	17,175	29,627	5,153			975,064
	4/1/2017	(9)				4,294	4,294	8,588				187,519
	4/1/2017									36,207	43.67	525,002
Steven Beringhause	N/A		240,240	480,480	1,153,152
	4/1/2017	(8)				6,569	15,457	26,663	4,638			877,549
	4/1/2017	(9)				3,865	3,865	7,730				168,785
	4/1/2017									32,587	43.67	472,512
Allisha Elliott	N/A		111,992	223,983	537,559
	4/1/2017	(8)				3,406	8,015	13,826	2,405			455,041
	4/1/2017	(9)				2,004	2,004	4,008				87,515
	4/1/2017									16,897	43.67	245,007

(1)
The threshold, target and maximum awards were established under our annual incentive bonus program. See "Compensation Discussion and Analysis—Elements of Executive Compensation–Annual Incentive Bonus" for information regarding the criteria applied in determining the amounts payable under the awards. The actual amounts paid with respect to these awards are included in the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table.

(2)	Threshold amounts were determined based on 50% of the 2017 bonus target for each NEO.

(3)	Target amounts were determined based on 2017 annual base salary for each NEO.

(4)
The maximum payment amount under our annual incentive bonus program is 2x the target amount times a multiplier based on scorecard performance, which can range from 0% to 150%, subject to a cap of 240%.

(5)	Represents the number of RSUs awarded to the NEOs pursuant to the 2010 Equity Plan.

(6)	Represents the number of stock options awarded to the NEOs pursuant to the 2010 Equity Plan.

(7)
Represents the total grant-date fair value per award calculated in accordance with ASC 718. Refer to Note 11, "Share-Based Payment Plans," to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2017 for the method of calculation and assumptions used.

(8)
Represents the number of PRSUs awarded to the NEOs pursuant to the 2010 Equity Plan. For more information on the determination of the threshold, target, and maximum number of units awarded, refer to the section "Compensation Program Overview - Equity Compensation - 2017 LTI Program - PRSUs".

(9)
Represents the number of GPUs awarded to the NEOs pursuant to the 2010 Equity Plan. For more information on the determination of the threshold, target, and maximum number of units awarded, refer to the section "Compensation Program Overview - Equity Compensation - 2017 LTI Program - GPUs".

Outstanding Equity Awards at Year End Table
The table below sets forth certain information regarding unexercised options, stock awards that have not yet vested, and equity incentive plan awards held by our NEOs as of December 31, 2017.

		Option Awards(1)				Stock Awards(2)
								Equity Incentive Plan Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(4)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Martha Sullivan	9/4/2009	200,000	—	14.80	9/4/2019	—	—	—	—
	4/1/2011	95,500	—	35.01	4/1/2021	—	—	—	—
	4/1/2012	107,100	—	33.48	4/1/2022	—	—	—	—
	4/5/2013	198,000	—	32.03	4/5/2023	—	—	—	—
	5/24/2013	11,700	—	34.54	5/24/2023	—	—	—	—
	4/1/2014	115,454	38,485	43.16	4/1/2024	—	—	—	—
	6/6/2014	8,600	—	44.20	6/6/2024	—	—	—	—
	4/1/2015	35,636	35,636	56.94	4/1/2025	9,748	498,220	32,491	1,660,615
	6/1/2015	7,040	—	55.27	6/1/2025	—	—	—	—
	4/1/2016	27,255	81,767	38.96	4/1/2026	14,823	757,604	49,410	2,525,345
	4/1/2017	—	101,380	43.67	4/1/2027	14,427	737,364	60,110	3,072,222

Paul Vasington	4/1/2014	34,986	11,663	43.16	4/1/2024	—	—	—	—
	4/1/2015	9,631	9,632	56.94	4/1/2025	2,635	134,675	8,782	448,848
	4/1/2016	8,495	25,486	38.96	4/1/2026	4,621	236,179	15,401	787,145
	4/1/2017	—	28,966	43.67	4/1/2027	4,122	210,675	17,175	877,814

Jeffrey Cote	4/1/2011	18,843	—	35.01	4/1/2021	—	—	—	—
	4/1/2012	91,800	—	33.48	4/1/2022	—	—	—	—
	4/5/2013	49,550	—	32.03	4/5/2023	—	—	—	—
	4/1/2014	34,986	17,494	43.16	4/1/2024	—	—	—	—
	4/1/2015	14,446	14,448	56.94	4/1/2025	3,952	201,987	13,172	673,221
	1/21/2016	—	128,645	36.25	1/21/2026	—	—	—	—
	4/1/2016	10,619	31,857	38.96	4/1/2026	5,776	295,211	19,251	983,919
	4/1/2017	—	36,207	43.67	4/1/2027	5,153	263,370	21,469	1,097,281

Steven Beringhause	4/1/2011	21,800	—	35.01	4/1/2021	—	—	—	—
	4/1/2012	24,500	—	33.48	4/1/2022	—	—	—	—
	4/5/2013	52,900	—	32.03	4/5/2023	—	—	—	—
	4/1/2014	34,986	11,663	43.16	4/1/2024	—	—	—	—
	4/1/2015	9,631	9,632	56.94	4/1/2025	2,635	134,675	8,782	448,848
	1/21/2016	—	128,645	36.25	1/21/2026	—	—	—	—
	4/1/2016	7,079	21,239	38.96	4/1/2026	3,851	196,825	12,834	655,946
	4/1/2017	—	32,587	43.67	4/1/2027	4,638	237,048	19,322	987,547

Allisha Elliott	9/9/2013	67,100	—	38.53	9/9/2023	—	—	—	—
	4/1/2014	14,869	4,957	43.16	4/1/2024	—	—	—	—
	4/1/2015	4,816	4,816	56.94	4/1/2025	1,318	67,363	4,391	224,424
	4/1/2016	4,955	14,868	38.96	4/1/2026	15,530	793,738	8,984	459,172
	4/1/2017	—	16,897	43.67	4/1/2027	2,405	122,920	10,019	512,071

(1)	Represents stock options issued to NEOs pursuant to the 2006 Option Plan or the 2010 Equity Plan.

(2)	Represents RSUs, PRSUs and GPUs issued to NEOs pursuant to the 2010 Equity Plan.

(3)	The exercise price of stock options is equal to the closing price of our ordinary shares on the date of grant.

(4)
The options, RSUs, PRSUs and GPUs granted to the NEOs are subject to time-based and/or performance-based vesting conditions. The option awards granted in 2009 are divided into three tranches. The first tranche is subject to time vesting and vests over a period of five years. The second and third tranches are subject to the same time vesting as the first tranche and the completion of a liquidity event that results in specified returns on the Sponsors’ investment. During the three months ended September 30, 2009, we amended the 2006 Option Plan to change the performance measure of Tranche 3 options to that of the Tranche 2 options. In effect, Tranche 3 options were converted to Tranche 2 options. The liquidity event was achieved in connection with our initial public offering in March 2010.

The vesting conditions are as follows:

Date of Grant	Type of Award	Vesting Schedule
September 4, 2009	Options	20% on September 4, 2010, 2011, 2012, 2013, and 2014
April 1, 2011	Options	25% on April 1, 2012, 2013, 2014, and 2015
April 1, 2012	Options	25% on April 1, 2013, 2014, 2015, and 2016
April 5, 2013	Options	25% on April 5, 2014, 2015, 2016, and 2017
May 24, 2013	Options	100% on May 24, 2014
September 9, 2013	Options	25% on September 9, 2014, 2015, 2016, and 2017
April 1, 2014	Options	25% on April 1, 2015, 2016, 2017, and 2018
June 6, 2014	Options	100% on June 6, 2015
April 1, 2015	Options	25% on April 1, 2016, 2017, 2018, and 2019
April 1, 2015	PRSUs	April 1, 2018 based upon satisfaction of Adjusted EPS & ROIC targets
April 1, 2015	RSUs	100% on April 1, 2018
June 1, 2015	Options	100% on June 1, 2016
January 21, 2016	Performance Options	January 21, 2019 based upon satisfaction of strategic goals
April 1, 2016	Options	25% on April 1, 2017, 2018, 2019, and 2020
April 1, 2016	PRSUs	April 1, 2019 based upon satisfaction of Adjusted EPS & ROIC targets
April 1, 2016	RSUs	100% on April 1, 2019
April 1, 2017	Options	25% on April 1, 2018, 2019, 2020, and 2021
April 1, 2017	PRSUs	April 1, 2020 based upon satisfaction of Adjusted EPS & ROIC targets
April 1, 2017	GPUs	April 1, 2020 based upon satisfaction of Adjusted Organic Revenue Growth targets
April 1, 2017	RSUs	100% on April 1, 2020
Equity Compensation Plan Information
The following table describes certain information regarding our equity compensation plans as of December 31, 2017:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (2)	Weighted-average exercise price of outstanding options, warrants and rights (b) (3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (c)) (4)
Equity compensation plans approved by security holders (1)	4,686,801	$37.69	3,820,480
Equity compensation plans not approved by security holders	—	$—	—

(1)	Includes the 2010 Equity Plan.

(2)	Includes 1,081,419 RSUs, PRSUs, and GPUs that, if and when vested, will be settled in ordinary shares of Sensata.

(3)	Weighted average exercise price of outstanding options only.

(4)	We have no intention to issue shares from the Sensata Technologies Holding plc Second Amended and Restated 2006 Management Option Plan in the future.

Option Exercises and Stock Vested Table
The following table provides information regarding option exercises and the vesting of stock awards, including RSUs and PRSUs, during fiscal year 2017 for each NEO.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Martha Sullivan	—	—	24,558	1,072,448
Paul Vasington (3)	—	—	38,243	1,618,944
Jeffrey Cote	—	—	11,164	487,532
Steven Beringhause	50,000	1,311,265	7,443	325,036
Allisha Elliott	—	—	3,165	138,216

(1)
The value realized on exercise for option awards is calculated as the number of options exercised multiplied by the difference between the market price of the underlying securities at exercise and the exercise price of the options.

(2)	The value realized on vesting for stock awards is based on the closing price of our ordinary shares on the New York Stock Exchange on the vesting date.

(3)	Includes 30,800 shares vested with a realized value of $1,293,908 related to Mr. Vasington's new hire RSU award granted in 2014.
Non-Qualified Deferred Compensation
None of our NEOs participate in non-qualified defined contribution plans or other deferred compensation plans maintained by us.
Pension Benefits
The following table describes the estimated actuarial present value of accrued retirement benefits through the end of fiscal year 2017 for the NEOs. As described in the following table, Ms. Sullivan and Mr. Beringhause are eligible to participate in the Sensata Technologies Employees Pension Plan and Supplemental Pension Plan.
See Note 10, “Pension and Other Post-Retirement Benefits,” of our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2017 for a discussion of the relevant assumptions and valuation methods used for the present value calculations presented in the table below.

Name	Plan Name	Number of Years of Credited Service (1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Martha Sullivan	Employees Pension Plan	26	920,582	—
	Supplemental Pension Plan	26	2,536,638	—
Paul Vasington(3)	—	—	—	—
Jeffrey Cote(3)	—	—	—	—
Steven Beringhause	Employees Pension Plan	22	612,362	—
	Supplemental Pension Plan	22	435,420	—
Allisha Elliott(3)	—	—	—	—

(1)
The number of years of credited service under the plan was frozen as of January 31, 2012. Credited service began on the date the NEO became eligible to participate in the plan. Eligibility to participate began on the earlier of 18 months of employment or January 1 following the completion of one year of employment. Accordingly, each of Ms. Sullivan and Mr. Beringhause has been employed by Texas Instruments, prior to the April 2006 spin-off of the Sensors and Controls business of Texas Instruments, or by us, since April 2006, for longer than the years of credited service shown above. In effect, the actual number of years of service of each NEO who participates in the plan is greater than his or her credited years of service.

(2)
The assumptions and valuation methods used to calculate the present value of the accumulated pension benefits shown are the same as those used by us for financial reporting purposes except that a NEO’s retirement is assumed (in accordance with SEC rules) for purposes of this table to occur at age 65 and no assumption for termination prior to that date is used and the benefit is assumed to be paid in a lump sum of the amount shown. The amount of the present value of the accumulated pension benefit as of December 31, 2017 is determined using a discount rate assumption of 3.00%.

(3)	Messrs. Vasington and Cote and Ms. Elliott are not eligible to participate in any of the above-mentioned plans.
Sensata Technologies Employees Pension Plan
The Sensata Technologies Employees Pension Plan is a qualified defined benefit pension plan. See “Compensation Discussion and Analysis—Elements of Executive Compensation–Retirement and Other Benefits-Pension Plan” for a discussion of the origin and purpose of the plan. A plan participant is eligible for normal retirement under the terms of the plan if he or she is at least 65 years of age with one year of credited service. A participant is eligible for early retirement if he or she is at least 55 years of age with 20 years of credited service or 60 years of age with five years of credited service. Martha Sullivan is eligible for early retirement under this plan. None of the NEOs participating in the plan are currently eligible for normal retirement.
A participant may request payment of his or her accrued benefit at termination or any time thereafter. Participants may choose a lump sum payment or one of six forms of annuity. In order of largest to smallest periodic payment, the forms of annuity are: (i) single life annuity, (ii) 5-year certain and life annuity, (iii) 10-year certain and life annuity, (iv) qualified joint and 50% survivor annuity, (v) qualified joint and 75% survivor annuity, and (vi) qualified joint and 100% survivor annuity. If the participant does not request payment, he or she will begin to receive benefits in April of the year after he or she reaches the age of 70 1/2 in the form of annuity as required under the Internal Revenue Code.
A participant’s benefit calculation includes compensation from, but is not limited to, salary, bonus, and any overtime premiums, performance premiums, and elective deferrals, if applicable.
The pension formula for the plan is intended to provide a participant with an annual retirement benefit equal to 1.5 percent multiplied by the product of (i) years of credited service and (ii) the average of the five highest consecutive years of his or her base salary, plus bonus up to a limit imposed by the Internal Revenue Service, less a percentage (based on his or her year of birth, when he or she elects to retire, and his or her years of service with Texas Instruments and Sensata) of the amount of compensation on which the participant’s social security benefit is based.
If an individual takes early retirement and chooses to begin receiving his or her annual retirement benefit at that time, such benefit is reduced by an early retirement factor. As a result, the annual benefit is lower than the one he or she would have received at age 65.
If the participant’s employment terminates due to disability, the participant may choose to receive his or her accrued benefit at any time prior to age 65. Alternatively, the participant may choose to defer receipt of the accrued benefit until reaching age 65 and then take a disability benefit. The disability benefit paid at age 65 is based on salary and bonus, the years of credited service the participant would have accrued to age 65 had the participant not become disabled, and the participant’s disabled status.
The benefit payable in the event of death is based on salary and bonus, years of credited service, and age at the time of death, and may be in the form of a lump sum or annuity at the election of the beneficiary. The earliest date of payment is the first day of the second calendar month following the month of death.
Leaves of absence are credited to years of service under both the qualified and non-qualified pension plans.

Sensata Technologies Supplemental Benefit Pension Plan
The Sensata Technologies Supplemental Benefit Pension Plan is a non-qualified benefit plan. A participant’s benefit under this plan is calculated using the same formula as described above for the Sensata Technologies Employees Pension Plan. However, the Internal Revenue Service limit on the amount of compensation on which a qualified pension benefit may be calculated does not apply. Additionally, the Internal Revenue Service limit on the amount of qualified benefit the participant may receive does not apply to this plan. Once this non-qualified benefit amount has been determined using the formula described above, the individual’s qualified benefit is subtracted from it. The resulting difference is multiplied by an age-based factor to obtain the amount of the lump sum benefit payable to an individual under this non-qualified plan.
Benefits will be distributed subject to the requirements of Section 409A of the Internal Revenue Code. Unless otherwise elected prior to January 1, 2008, benefits will be paid in the form of a lump sum no later than the fifteenth day of the third calendar month following termination of employment.
If a participant’s employment is terminated due to disability, distribution is governed by Section 409A of the Internal Revenue Code as discussed above, and the disability benefit will be paid in the form of a lump sum no later than the fifteenth day of the third calendar month following disability.
In the event of death, payment is based on salary and bonus, years of credited service, and age at the time of death and will be in the form of a lump sum. The date of payment is no later than the fifteenth day of the third calendar month following the month of death.
Balances in this plan are unsecured obligations of the Company.
Pension Freeze
Effective January 31, 2012, the Company froze its pension plans. We will continue to make contributions to the plans to maintain the required funding levels. For further discussion of our pension plans, refer to Note 10, "Pension and Other Post-Retirement Benefits," to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2017. As a result of these changes, the amounts shown in the Summary Compensation Table for these benefits will increase with interest and would change as a result of a change in the discount rate used for the calculations.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table summarizes the termination of employment and Change in Control benefits payable to our NEOs. None of these termination benefits are payable to NEOs who voluntarily resign (other than voluntary resignations for good reason) or whose employment is terminated by us for cause. For each NEO, the information in the table below assumes that termination of employment occurred on December 29, 2017. Pension benefits, which are described in the section "Pension Benefits" of this proxy statement, are not included in the table below in accordance with the applicable Proxy Statement requirements.

Name	Type of Payment	Termination Without Cause or Resignation for Good Reason($)	Termination Without Cause or Resignation for Good Reason After Change in Control($)(2)(3)
Martha Sullivan	Base Salary(1)	1,840,008	1,840,008
	Bonus(1)	1,559,698	1,559,698
	Accelerated Vesting	—	11,305,062
	Health & Welfare Benefits	16,585	16,585
	Total	3,416,291	14,721,353
Paul Vasington	Base Salary(1)	480,832	480,832
	Bonus(1)	355,219	355,219
	Accelerated Vesting	—	3,313,220
	Health & Welfare Benefits	17,024	17,024
	Total	853,075	4,166,295
Jeffrey Cote	Base Salary(1)	571,178	571,178
	Bonus(1)	428,706	428,706
	Accelerated Vesting	—	6,222,173
	Health & Welfare Benefits	17,018	17,018
	Total	1,016,902	7,239,075
Steven Beringhause	Base Salary(1)	480,480	480,480
	Bonus(1)	349,457	349,457
	Accelerated Vesting	—	5,165,776
	Health & Welfare Benefits	17,018	17,018
	Total	846,955	6,012,731
Allisha Elliott	Base Salary(1)	344,589	344,589
	Bonus(1)	158,096	158,096
	Accelerated Vesting	—	2,525,456
	Health & Welfare Benefits	17,154	17,154
	Total	519,839	3,045,295

(1)	Base salary and bonus amounts payable to the CEO would be paid in 24 monthly installments. Base salary and bonus amounts payable to all other NEOs would be paid in 12 monthly installments.

(2)
A change in control, without a termination of employment, will not trigger any severance payments. Any payments or equity due under the terms of the 2010 Equity Plan upon a change in control and subsequent termination of employment without cause or resignation for good reason (as defined in the relevant employment agreement), are included in the "Termination Without Cause or Resignation for Good Reason After Change in Control" column of this table. Refer to "Change in Control" below for definitions of change in control under the 2006 Option Plan and the 2010 Equity Plan. All executive agreements contain customary non-compete and non-solicit agreements which are triggered upon a termination due to a "Change in Control."

(3)	For purposes of this calculation, all PRSUs and GPUs are assumed to vest at target.

Termination without cause or resignation for good reason. Pursuant to the terms of the employment agreements and Company practice, if any of our NEOs other than Ms. Sullivan is terminated by us without "cause", or if such NEO terminates his or her employment with us for "good reason" (as those terms are defined in the respective employment agreement) during the employment term, the NEO will be entitled to (i) a severance payment equal to one year of his or her annual base salary rate, (ii) an amount equal to the average of the NEO’s annual bonus for the two years preceding his or her termination, and (iii) continuation of his or her health and welfare benefits for a period of one year following the termination date. If Ms. Sullivan is terminated by us without "cause", or Ms. Sullivan terminates her employment with us for "good reason" (as those terms are defined in Ms. Sullivan employment agreement) during her employment term, Ms. Sullivan will be entitled to (i) a severance payment equal to two years at her base salary, (ii) an amount equal to the bonus payments Ms. Sullivan received in the two years preceding her termination, and (iii) continuation of her health and welfare benefits to run concurrently with her COBRA period.
Termination with cause, resignation without good reason. If any of our NEOs is terminated by us with "cause", or if such NEO terminates his or her employment with us without "good reason", the NEO will be entitled to (i) his or her base salary through the date of termination and (ii) any bonus amounts to which he or she is entitled prior to the date of termination.
Change in Control. Pursuant to the terms of the 2006 Option Plan, options held by the NEOs will be considered 100% vested upon consummation of a "change in control." "Change in control" is defined in the 2006 Option Plan as (i) any transaction or series of transactions in which the Sponsors (whether by merger, sale of securities, recapitalization, or reorganization) dispose of or sell more than 50% of the total voting power or economic interest in the Company or in Sensata Investment Co. to one or more independent third parties, and (ii) a sale or disposition of all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis; provided that, in the case of clause (i) above, such transaction only constitutes a change in control if it results in the Sponsors ceasing to have the power (whether by ownership of voting securities, contractual right or otherwise), collectively, to elect a majority of the Board of Directors. A change in control does not result in any cash payments.
Pursuant to the terms of the 2010 Equity Plan, in the event of a "change in control" of the Company, awards are subject to a "double trigger" vesting policy. This means that unvested stock options, RSUs, PRSUs, and GPUs only vest if the NEO is terminated without cause or additionally for good reason in relation to PRSUs and GPUs, within 24 months following a change in control of the Company.
"Change in control" is defined in the 2010 Equity Plan as (i) any transaction or series of transactions in which any person (whether by merger, sale of securities, recapitalization, or reorganization) becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the total voting power in the Company, (ii) during any twelve-month period, individuals who at the beginning of such period constitute the Board of Directors and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, and (iv) a sale or disposition of all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis. Under the 2010 Equity Plan, "cause" generally refers to the meaning of that term in a person’s employment agreement.

CEO PAY RATIO DISCUSSION
The Dodd-Frank Act requires the Company to disclose the annual total compensation of the individual identified as our median paid employee, the annual total compensation of our CEO and the ratio between the two. We identified the median employee by examining the 2017 total cash compensation for all employees, excluding our CEO, who were employed by the Company on November 30, 2017, utilizing payroll data. We annualized the total cash compensation for any active, permanent employees as of November 30, 2017 who were not employed by the Company for all of 2017.
The employee identified at the median using 2017 total cash compensation was located in our Baoying, China manufacturing facility. After identifying the median, we calculated the annual total compensation for this employee using the same methodology we use for our NEOs set forth in the 2017 Summary Compensation Table in this proxy statement. As illustrated in the table below, we reasonably estimate that our 2017 CEO to median employee total pay ratio is 695:1.

CEO Pay	$7,178,864
Median Employee Pay	10,324
CEO Pay to Median Employee Pay Ratio	695:1
To put this ratio into context, it is important to note that as of the end of 2017, the Company had approximately 22,100 employees, of which approximately 70% were direct labor employees primarily located in Mexico, China and Bulgaria, which reside in close proximity to our customers. In addition, the Company, generally employs its manufacturing and direct labor employees rather than utilizing subcontractors. We regularly review our pay practices in the markets in which we compete for labor and consistently apply a competitive pay philosophy in each market.
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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The Board of Directors unanimously recommends that shareholders vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018.

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board is submitting the appointment of Ernst & Young LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm. If our shareholders fail to ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.

Representatives of Ernst & Young LLP will attend the Annual Meeting to answer appropriate questions for the year ended December 31, 2017. They also will have the opportunity to address the Annual Meeting if they desire to do so.
The affirmative vote of the holders of a majority of the ordinary shares present in person or represented by proxy and entitled to vote at the General Meeting will be required to ratify the selection of Ernst & Young LLP.
Audit and Non-Audit Fees
The aggregate fees billed for professional services rendered for us by Ernst & Young LLP and its affiliates for fiscal years 2017 and 2016 were as follows:

	2017	2016
	($ in thousands)
Audit Fees	$3,986	$3,768
Tax Fees	460	589
All Other Fees	3	3
Total Fees	$4,449	$4,360
"Audit Fees" include fees for professional services and expenses related to the respective fiscal year, irrespective of the period in which these services are rendered or billed, related to the audit and review of our financial statements. For fiscal years 2017 and 2016, audit fees included fees for professional services and expenses relating to the reviews of our quarterly financial statements filed on Form 10-Q for the quarters ended March 31, 2016 through September 30, 2017 and the audits of our annual financial statements filed on Form 10-K for each of the fiscal years 2017 and 2016. Audit Fees also include fees relating to the performance of statutory audits at certain of our non-U.S. subsidiaries.
"Tax Fees" include fees for professional services rendered and expenses incurred during the respective fiscal year, irrespective of the period in which these services are rendered or billed, related to tax planning, tax consulting, and tax compliance. Fees associated with tax compliance services were approximately $317 thousand and $237 thousand for fiscal years 2017 and 2016, respectively.
"All Other Fees" represent fees billed to us for a subscription to Ernst & Young LLP accounting research tool.
No other professional services were rendered or fees were billed by Ernst & Young LLP for fiscal years 2017 and 2016.
Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally requires pre-approval of specified services in the defined categories of audit services, audit-related services, and tax services. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of our independent auditor or on an individual explicit case-by-case basis before our independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. All audit-related and tax and other services for fiscal years 2017 and 2016 were pre-approved by the Audit Committee.

The Audit Committee considered the compatibility of non-audit services performed by Ernst & Young LLP with the maintenance of that firm's independence and determined that in each case, and at all times, Ernst & Young LLP remained independent.
Audit Committee Report
In executing its responsibilities, the Audit Committee has reviewed and discussed our audited financial statements with our management. The Audit Committee has also discussed with our independent auditor the overall scope and plans for their audits of the Company. Furthermore, the Audit Committee has discussed with our independent auditor the matters required to be discussed by PCAOB Auditing Standard No. AS 1301, "Communications with Audit Committees." In addition, the Audit Committee has received written disclosures and a letter from our independent auditor delineating all relationships between them and us, consistent with the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with them matters pertaining to their independence. The Audit Committee also considered whether the additional services unrelated to audit services performed by Ernst & Young LLP during fiscal year 2017 were compatible with maintaining their independence in performing their audit services. In addition, the Audit Committee met with the independent auditor, with and without management present, to discuss the results of their examinations, their evaluation of our internal controls, and the overall quality of our financial reporting.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the fiscal year 2017 audited financial statements be included in the Sensata NV Annual Report on Form 10-K for filing with the SEC. The Audit Committee and Board of Directors have also recommended the selection of Ernst & Young LLP as our independent auditor for fiscal year 2018.
From the members of the Audit Committee:
Constance E. Skidmore (Chair)
Charles Peffer
Stephen Zide

PROPOSAL 4: REAPPOINTMENT OF UK STATUTORY AUDITOR

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The Board of Directors unanimously recommends that shareholders vote "FOR" the reappointment of Ernst & Young LLP as our statutory auditor under the Companies Act to hold office from the conclusion of this meeting until the conclusion of the next annual general meeting at which accounts are laid before the Company.

The Audit Committee has selected Ernst & Young LLP to serve as the Company's U.K. statutory auditor who will audit the Company's U.K. Annual Report and Accounts to be prepared in accordance with International Financial Reporting Standards ("IFRS") for the year ending December 31, 2018. Under the Companies Act, our U.K. statutory auditor must be appointed at each general meeting at which the Company's Annual Report and Accounts are presented to shareholders. Ernst & Young LLP has served as our statutory auditor since August 2017. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Board may appoint an auditor to fill the vacancy.

PROPOSAL 5: AUTHORIZATION OF THE AUDIT COMMITEE OF THE BOARD TO DETERMINE THE COMPANY'S U.K. STATUTORY AUDITOR'S REMUNERATION FOR AND ON BEHALF OF THE BOARD OF DIRECTORS

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The Board of Directors unanimously recommends that shareholders vote "FOR" the authorization of the Audit Committee to determine our U.K. statutory auditor's remuneration for and on behalf of the Board.

Under the Companies Act, the remuneration of our U.K. statutory auditor must be fixed by the Company's shareholders by ordinary resolution or in such manner as the Company's shareholders may by ordinary resolution determine. We are asking our shareholders to authorize the Audit Committee to determine Ernst & Young LLP’s remuneration as our U.K. statutory auditor for the year ending December 31, 2018, for and on behalf of the Board.

The affirmative vote of the holders of a majority of the ordinary shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal.

PROPOSAL 6: RESOLUTION TO RECEIVE THE 2017 ANNUAL REPORT

è	The Board of Directors unanimously recommends that shareholders vote "FOR" the receipt of Sensata NV's 2017 Annual Report.
As of December 31, 2017, the listed holding company for the Sensata group of companies was Sensata NV, a company organized under the laws of the Netherlands. As such, the Annual Report of Sensata NV for the financial year ended December 31, 2017 is being put before shareholders at the Annual Meeting.
We also will provide shareholders with an opportunity to ask any relevant and appropriate questions of the representatives of Ernst & Young LLP in attendance at the Annual Meeting.
Our 2017 Annual Accounts are audited and prepared in accordance with IFRS. The 2017 Annual Accounts contain certain disclosures not required under generally accepted accounting principles in the United States. A copy of our 2017 Annual Accounts can be accessed through our website, http://annualmeeting.sensata.com, and may also be obtained free of charge by request to Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703 or investors@sensata.com.

PROPOSAL 7: RESOLUTION TO APPROVE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES

è	The Board of Directors unanimously recommends that shareholders vote "FOR" approval of the form of two share repurchase contracts and potential repurchase counterparties.
Under the Companies Act, we may only repurchase ordinary shares in accordance with specific procedures for "off market purchases" of such shares because, and solely for the purposes of the Companies Act, any repurchase of our shares through the NYSE constitutes an "off market" transaction. As such, these repurchases may only be made pursuant to a form of share repurchase contract that has been approved by our shareholders. In addition, we must only conduct share repurchases through counterparties approved by our shareholders. These approvals, if granted, will be valid for five years.
Approval of the forms of contracts and counterparties is not an approval of the share repurchase program or the amount or timing of any repurchase activity. The Company will repurchase shares at its discretion in accordance with a repurchase program to be approved by the Board. There can be no assurance as to whether the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made, save as set out below.
Material Contract Terms
We are seeking approval of two forms of share repurchase contract. The form of agreement attached as Appendix B to this proxy statement provides that the counterparty will purchase shares on the NYSE at such prices and in such quantities as Sensata may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Exchange Act. The agreement provides that the counterparty will purchase the common shares as principal and sell any share purchased to Sensata in record form.
The form of agreement attached as Appendix C to this proxy statement is a form of repurchase plan that we may enter from time to time to purchase a specified dollar amount of ordinary shares on the NYSE each day if our ordinary shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the agreement will be determined at the time the agreement is executed. The agreement provides that the counterparty will purchase the ordinary shares as principal and sell any ordinary shares purchased to Sensata in certificated form.
Counterparties for Approval
We may only enter into share repurchase contracts with counterparties approved by our shareholders. As a result, we are seeking approval to conduct repurchases through any of the following counterparties (or their subsidiaries or affiliates from time to time):

Bank of America Corporation	BMO Financial Group	BNP Paribas Securities Corp.
Bank of Tokyo-Mitsubishi UFJ, Ltd.	Barclays Bank PLC	CIBC World Markets Corp.
Citibank Global Markets Inc.	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities Inc.
Fifth Third Securities, Inc.	Goldman, Sachs & Co.	HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC	Loop Capital Markets LLC	Mizuho Securities USA Inc.
Morgan Stanley & Co., LLC	Northern Trust Securities	RBC Capital Markets, LLC
SMBC Nikko Securities America, Inc.	TD Securities (USA) LLC	The Williams Capital Group, L.P.
Wells Fargo Securities, LLC
Copies of the share repurchase contracts and the list of repurchase counterparties will be made available for shareholders to inspect at the Company’s registered office at Interface House, Interface Business Park, Bincknoll Lane, Royal Wootton Bassett, Swindon, Wiltshire, United Kingdom SN4 8SY, for the period from the date of this proxy statement and ending on the date of the Annual Meeting. Copies of the share repurchase contracts and list of repurchase counterparties will also be available for inspection at the Company's registered office in the foregoing sentence from May 16, 2018 through the Annual Meeting and then at the Annual Meeting.

Expiration of Authority
Under the Companies Act, we must seek authorization for share repurchase contracts and counterparties at least every five years. If this proposal is approved, we may repurchase shares pursuant to the form of contracts attached at Appendix B and Appendix C with the approved counterparties until the fifth anniversary of the Annual Meeting. If the forms of contract and counterparties do not receive shareholder approval, we will not be able to repurchase any of our common shares.

PROPOSAL 8: ORDINARY RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ALLOT SHARES UNDER OUR EQUITY INCENTIVE PLANS

è	The Board of Directors unanimously recommends that shareholders vote "FOR" the authorization of the Board to allot shares in connection with the Company's equity incentive plans.

The ordinary resolution proposed in this Proposal 8 is required under the Companies Act to enable the Company to issue shares to participants in its equity incentive plans. This authorization is required as a matter of English law and is not otherwise required for companies listed on the NYSE or organized within the United States. Under the Companies Act, directors are, with certain exceptions, unable to allot, or issue, shares without being authorized either by the shareholders in a general meeting or by a company’s articles of association.

At our 2013 annual general meeting, the shareholders approved an amendment to our 2010 Equity Incentive Plan (the "2010 Plan") that increased the number of ordinary shares reserved and available for issuance under the 2010 Plan to an aggregate of 10,000,000 shares, and under our 2006 Management Option Plan (the "2006 Plan", together with the 2010 Plan, the "Equity Plans"), 13,082,236 ordinary shares were reserved and available for issuance when the 2006 Plan was approved.

Unlike most companies listed on the NYSE who have authority under their equity plans to grant and issue shares following shareholder approval of the plan, our authority as a UK company to issue shares under the Equity Plans only continues until this upcoming Annual Meeting. As a result, the Company proposes that the shareholders authorize the directors at the Annual Meeting to exercise all the powers of the Company to allot (or issue) shares in the Company pursuant to the Equity Plans equal to an aggregate nominal amount of €56,320.

The Company expects to seek renewal of this authority annually. Therefore, unless previously renewed, revoked or varied, the authority conferred by this Proposal 8 shall apply in substitution for all existing authorities under section 551 of the Companies Act and expire at the end of the next annual general meeting of the Company. Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances or equity plans. The form of shareholder resolution for this proposal is set forth under the heading "Shareholder Resolutions for 2018 Annual General Meeting" on page 63 of this proxy statement.

If this proposal is approved, our Board may allot shares pursuant to the Equity Plans up to the aggregate nominal value of shares set forth above until the end of the next annual general meeting. If shareholders do not approve this proposal, we will not have the authority to issue any shares under the Equity Plans, and we would be required to seek shareholder approval to allot shares under the Equity Plans at a future general meeting.

PROPOSAL 9: RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ALLOT EQUITY SECURITIES UNDER OUR EQUITY INCENTIVE PLANS WITHOUT PRE-EMPTIVE RIGHTS

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The Board of Directors unanimously recommends that shareholders vote "FOR" approval of the authorization of the Board to allot equity securities under our Equity Plans without the application of preemptive rights.

The special resolution proposed in this Proposal 9 is required under the Companies Act to issue equity securities under our Equity Plans without first offering these securities, in proportion to their existing holdings to current shareholders. This authorization is required as a matter of English law and is not otherwise required for companies listed on the NYSE or organized within the United States. Under the Companies Act, the issuance of equity securities by the Company must be offered first to the existing equity shareholders in proportion to their holdings, unless a special resolution (i.e., at least 75% (75 percent) of votes cast) has been passed in a general meeting of shareholders disapplying such preemption.

The Company proposes that, subject to the passing of the resolution in Proposal 8, the directors of the Company be generally empowered to allot equity securities (as defined in section 560 of the Companies Act) pursuant to the authority conferred by Proposal 8, free of the preemptive rights set forth in section 561 of the Companies Act. Absent this ability, our flexibility to allot shares previously authorized by shareholders in connection with our Equity Plans would be severely limited.

The form of shareholder resolution for this proposal is set forth under the heading "Shareholder Resolutions for 2018 Annual General Meeting" on page 63 of this proxy statement.

If this proposal is approved, our Board may allot equity securities under the Equity Plans without the application of preemptive rights until the end of the next annual general meeting. If this proposal does not receive shareholder approval, we would be required to seek shareholder approval of the authority to allot equity securities under the Equity Plans without the application of preemptive rights at a future annual general meeting.

DIRECTOR COMPENSATION
In connection with the completion of our initial public offering in March 2010, we adopted a compensation policy with respect to our directors. We regularly review that policy from a governance and market competitiveness standpoint and make amendments as appropriate with shareholder approval.
We provide our directors with an annual fee of $60,000 and provide the Chairman of the Board with an incremental $60,000 for a total annual retainer of $120,000. In addition, we provide committee membership and committee chair fees as part of our Board of Directors compensation. Annually, Audit Committee members receive a fee of $10,000, Compensation Committee members receive a fee of $7,500 and Nominating and Governance and Finance Committee members receive a fee of $5,000. In addition, Chairs of committees receive the following incremental annual fees: $10,000 for the Audit Committee, $7,500 for the Compensation Committee, and $5,000 for the Nominating and Governance and the Finance Committees. We also reimburse our directors for reasonable out-of-pocket expenses incurred in connection with their service on the Board and committees thereof.
Furthermore, our director compensation policy provides that each new director elected or appointed to the Board is granted an initial RSU award with a grant-date fair value of approximately $150,000, calculated in accordance with ASC 718. Upon re-election, the Chairman of the Board receives a RSU award equal to a grant-date fair value of $180,000 and all other directors receive a RSU award equal to a grant-date fair value of approximately $150,000, both calculated in accordance with ASC 718.
Upon the recommendation of the Compensation Committee, and in accordance with the policy described above, on June 1, 2017, the Board granted 3,650 RSUs under the 2010 Equity Plan to each of our directors, excluding the Chairman, who received 4,380 RSUs. The RSUs vest 100% on the date of the annual shareholders meeting in the year following the date of grant.
We grant RSUs to our directors in order to better align their incentives with the goal of increasing value for our shareholders.
In 2016, the Compensation Committee adopted a shareholder approved policy requiring directors to hold five times their annual cash retainer in share value ($600,000 holding requirement for our Chairman and $300,000 holding requirement for all other Board members). This policy ensures that directors maintain a meaningful ownership stake in the Company and that they are encouraged to take a long-term view on value creation. Directors have the later of five years from joining the Board or from the requirement approval to reach the ownership requirement.
As of December 31, 2017, our Chairman, Mr. Edgerley, as all well as Messrs. Bolzenius, Heppelmann, Peffer, Pond, Teich, Wroe, and Zide are meeting the director ownership requirement. Ms. Skidmore has until May 18, 2022 to meet this requirement.

The table below sets forth the total compensation paid to our non-executive directors in fiscal year 2017.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Paul Edgerley (3)	135,000	180,018	19,235	334,253
Beda Bolzenius (4)(13)	70,000	150,015	18,366	238,381
James Heppelmann (5)	72,500	150,015	4,376	226,891
Michael J. Jacobson (6)	29,167	—	5,358	34,525
Charles W. Peffer (7)	85,000	150,015	65,270	300,285
Kirk Pond (8)	80,000	150,015	5,945	235,960
Constance Skidmore (9)	40,833	150,015	—	190,848
Andrew Teich (10)	72,500	150,015	4,376	226,891
Thomas Wroe (11)	60,000	150,015	4,918	214,933
Stephen Zide (12)	70,000	150,015	4,510	224,525

(1)
Represents the grant-date fair value calculated in accordance with ASC 718. Refer to Note 11, "Share-Based Payment Plans", to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2017 for the method of calculation and assumptions used.

(2)
During 2017, a wage tax audit was completed in the Netherlands, whereby it was determined that certain wage taxes in years prior to 2017 had been miscalculated, or in certain instances, under-withheld from the director's wages. As a result, in 2017, the Company paid any prior period wage taxes which had not been withheld from prior period compensation. All Other Compensation represents the impact of the prior periods' wage taxes paid to the Netherlands, including the related tax gross up.

(3)	As of December 31, 2017, this director had 66,700 options outstanding and exercisable, 4,380 unvested RSUs, and beneficially owned 204,333 ordinary shares, of which 200,000 were held indirectly.

(4)	As of December 31, 2017, this director had no options outstanding, 3,650 unvested RSUs, and beneficially owned 3,809 ordinary shares that were held directly.

(5)	As of December 31, 2017, this director had 14,940 options outstanding and exercisable, 3,650 unvested RSUs, and beneficially owned 3,938 ordinary shares that were held directly.

(6)	Mr. Jacobson was no longer a director as of the 2017 Annual General Meeting of Shareholders held in May 2017.

(7)	As of December 31, 2017, this director had 37,940 options outstanding and exercisable, 3,650 unvested RSUs, and beneficially owned 5,823 ordinary shares that were held directly.

(8)	As of December 31, 2017, this director had 51,440 options outstanding and exercisable, 3,650 unvested RSUs, and beneficially owned 5,885 ordinary shares that were held directly.

(9)
This director was appointed to the Board in 2017. Fees earned in 2017 were prorated to reflect this appointment. As of December 31, 2017, this director had no options outstanding and 3,650 unvested RSUs.

(10)	As of December 31, 2017, this director had 15,640 options outstanding and exercisable, 3,650 unvested RSUs, and beneficially owned 3,938 ordinary shares that were held directly.

(11)	As of December 31, 2017, this director had 417,340 options outstanding and exercisable, 3,650 unvested RSUs, and beneficially owned 11,749 ordinary shares, of which 6,464 were held indirectly.

(12)	As of December 31, 2017, this director had 64,940 options outstanding and exercisable, 3,650 unvested RSUs, and beneficially owned 3,685 ordinary shares that were held directly.

(13)	On February 21, 2018, Dr. Bolzenius resigned from his position as a member of the Board.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Board of Directors has adopted a statement of policy regarding transactions with related persons, which we refer to as our "related person policy." Our related person policy requires that a "related person" (as defined as in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our General Counsel any “related person transaction” (defined as any transaction that is reportable by us under Item 404(a) of Regulation S-K, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. Our General Counsel will then promptly communicate that information to the Audit Committee. No related person transaction will be consummated or will continue without the approval or ratification of the Audit Committee. If advance Audit Committee approval is not feasible, then the related person transaction shall be considered and may be ratified, modified, or terminated as the Audit Committee may determine at its next regularly scheduled meeting. In determining whether to approve or ratify a related person transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. It is our policy that directors interested in a related person transaction will recuse themselves from any vote involving a related person transaction in which they have an interest.

SHAREHOLDERS' REQUESTS UNDER SECTION 527 OF THE COMPANIES ACT

Under section 527 of the Companies Act, members meeting the threshold requirements set out in that section have the right to require the Company to publish a statement on a website setting out any matter relating to:

•	the audit of the Company's accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the annual general meeting; or

•	any circumstance connected with an auditor of the Company ceasing to hold office since the last annual general meeting.

The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with sections 527 or 528 of the Companies Act. Where the Company is required to place a statement on a website under section 527 of the Companies Act, it must forward the statement to the Company's auditor not later than the time when it makes the statement available on the website. The business that may be dealt with at the annual general meeting includes any statement that the Company has been required under section 527 of the Companies Act to publish on a website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the ordinary shares of the Company as of April 13, 2018 held by (1) each person known to us to beneficially own 5% or more of the ordinary shares of the Company; (2) each of the Named Executive Officers and directors; and (3) all of our executive officers and directors as a group.
The percentage of shares beneficially owned is based upon 171,572,465 legally issued ordinary shares according to English law as of April 13, 2018.
Beneficial ownership is determined in accordance with the applicable rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof, or has the right to acquire such powers within 60 days. Ordinary shares subject to options that are currently exercisable or exercisable within 60 days and restricted securities that vest within 60 days are deemed to be outstanding and beneficially owned by the person holding these options or securities for the purposes of computing the percentage ownership of that person and any group of which that person is a member. These ordinary shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them, subject to applicable community property laws.

Name	Ordinary Shares Beneficially Owned	Percentage of Outstanding Shares
5% Beneficial Owners:
T Rowe Price Associates, Inc. (1)(2)(3)	21,917,556	13%
Janus Henderson Group PLC (1)(3)	15,360,760	9%
The Vanguard Group, Inc (1)(3)	14,230,725	8%
Tesuji Partners, LLC (3)	10,500,159	6%
T Rowe Price Mid-cap Growth Fund, Inc. (1)(2)(3)	9,400,000	5%
FMR LLC (3)	9,066,375	5%
Generation Investment Management LLP (3)(4)	8,611,087	5%
Directors, Director Nominees, and Named Executive Officers: (5)
Martha Sullivan	1,096,438	*
Paul Vasington	114,645	*
Jeffrey Cote	319,095	*
Steven Beringhause	210,551	*
Allisha Elliott	121,819	*
Paul Edgerley	275,413	*
James E. Heppelmann	22,528	*
Charles W. Peffer	47,413	*
Kirk P. Pond	60,975	*
Constance E. Skidmore	3,650	*
Andrew Teich	23,228	*
Thomas Wroe	432,739	*
Stephen Zide	72,275	*
All directors and executive officers as a group (14 persons)	2,825,287	2%
______________

*	Less than 1%

(1)	Reporting person is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.

(2)
For the purposes of the reporting requirements of the Securities Exchange Act of 1934, this reporting person is deemed to be a beneficial owner of such securities, however, this reporting person expressly disclaims beneficial ownership of these ordinary shares pursuant to Rule 13d-4 of the Securities Exchange Act of 1934.

(3)	Information for our shareholders that beneficially own greater than 5% of our ordinary shares can be disaggregated as follows:

			Ordinary Shares
	Source of Information		Voting Power		Dispositive Power
	Schedule	Filing Date	Sole	Shared	Sole	Shared	Address
T Rowe Price Associates, Inc.	13G/A	February 14, 2018	7,224,021	—	21,917,556	—	100 E. Pratt Street Baltimore, MD 21202
Janus Henderson Group PLC	13G	February 14, 2018	—	15,360,760	—	15,360,760	201 Bishopsgate EC2M 3AE United Kingdom
The Vanguard Group, Inc	13G/A	February 8, 2018	138,016	37,321	14,062,269	168,456	100 Vanguard Blvd. Malvern, PA 19355
Tesuji Partners, LLC	13F	February 15, 2018	10,500,159	—	10,500,159	—	118 West 57th Street New York, NY, 10019
T Rowe Price Mid-cap Growth Fund, Inc.	13G/A	February 14, 2018	9,400,000	—	—	—	100 E. Pratt Street Baltimore, MD 21202
FMR LLC	13G	February 13, 2018	22,132	—	9,066,375	—	245 Sumner Street Boston, MA 02210
Generation Investment Management LLP	13G	January 12, 2018	62,586	8,548,501	62,586	8,548,501	20 AIR Street London UK W1B 5AN

(4)	Information presented is as of January 2, 2018

(5)	Information regarding the holdings of our directors, director nominees, and Named Executive Officers can be disaggregated as follows:

	Direct Holdings				Indirect Holdings
	Ordinary Shares	Options		Restricted Securities	Ordinary Shares
	Held at 4/13/18	Currently Exercisable	Exercisable within 60 days	Vesting within 60 days	Held at 4/13/18
Martha Sullivan	181,249	915,189	—	—	—
Paul Vasington	29,318	85,327	—	—	—
Jeffrey Cote	54,463	264,632	—	—	—
Steven Beringhause	27,950	182,601	—	—	—
Allisha Elliott	13,534	108,285	—	—	—
Paul Edgerley	4,333	66,700	—	4,380	200,000	(a)
James E. Heppelmann	3,938	14,940	—	3,650	—
Charles W. Peffer	5,823	37,940	—	3,650	—
Kirk P. Pond	5,885	51,440	—	3,650	—
Constance E. Skidmore	—	—	—	3,650	—
Andrew Teich	3,938	15,640	—	3,650	—
Thomas Wroe	5,285	417,340	—	3,650	6,464	(b)
Stephen Zide	3,685	64,940	—	3,650	—

(a)	Includes 200,000 ordinary shares held indirectly by the Paul Edgerley 1998 Irrevocable Family Trust.

(b)	Includes 6,464 ordinary shares held indirectly by a trust established for the benefit of the reporting person's children.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and officers, and certain persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares and other of our equity securities. Specific due dates for these reports have been established, and we are required to disclose any failure to file by these dates during fiscal year 2017. Our officers, directors, and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during fiscal year 2017, all Section 16(a) filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with.

PROPOSALS FOR THE 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2019 annual general meeting must submit their proposals to the Company Secretary, Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., 529 Pleasant Street, Attleboro, Massachusetts 02703, on or before Friday, December 28, 2018. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.

Shareholder(s) meeting the requirements of the Companies Act and our Articles are able to propose a resolution to be considered at the 2019 annual general meeting. In order to do so, the qualifying shareholder(s) must adhere to certain procedural requirements set out in the Companies Act and our Articles, including notifying us in writing of such proposed resolution at least six weeks prior to the 2019 annual general meeting or, if later, the time the notice of the 2019 annual general meeting is given. Such written notification must identify the proposed resolution and must be authorized by the person(s) making it. The notification may be delivered in hard copy form to the Company Secretary at Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., 529 Pleasant Street, Attleboro, Massachusetts 02703, or in hard copy or electronically to our Investor Relations department, whose contact information is available on our website, www.sensata.com/investors. We may decide to include such proposed resolution in the proxy statement or circulate it separately. In addition, we may decide not to circulate a resolution proposed by shareholder(s) at the meeting that would be ineffective (whether by reason of inconsistency with any enactment or our Articles) or is otherwise defamatory, frivolous or vexatious.

SOLICITATION OF PROXIES
We are paying the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation in person, or by telephone or facsimile, either by our regular employees (without additional compensation) or by a third party contractor, Laurel Hill Advisory Group, LLC, 1-888-742-1305. We will incur approximately $10,000 as a result of our contract with Laurel Hill Advisory Group, LLC. In addition, we reimburse contractors, brokers, banks, and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to our shareholders.
GENERAL AND HOUSEHOLDING OF PROXY MATERIALS
The Sensata NV Annual Report for the fiscal year ended December 31, 2017 is being mailed to shareholders together with this Proxy Statement. The Annual Report is not part of the soliciting materials.
The information set forth in this Proxy Statement under the captions "Report of the Compensation Committee of the Board of Directors" and "Report of the Audit Committee of the Board of Directors" shall not be deemed to be (i) incorporated by reference into any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that in any such filing we expressly incorporate such information by reference, or (ii) "soliciting material" or "filed" with the SEC.
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as "householding", provides cost savings for companies. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request, and the Company will promptly deliver, a separate copy of the notice or the proxy materials by contacting the Company at Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors,

Paul Edgerley
Chairman of the Board
April 27, 2018
A copy of the Sensata NV Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including the financial statements and the financial statement schedules thereto, is available without charge upon written request to: Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703.

SHAREHOLDER RESOLUTIONS FOR 2018 ANNUAL GENERAL MEETING

Proposal 1: Ordinary Resolutions to Approve the Election of Directors

IT IS PROPOSED THAT, each of the following individuals be, and each of the following hereby is, by way of separate ordinary resolution, elected to serve as director until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation:

Paul Edgerley
James Heppelmann
Charles Peffer
Kirk Pond
Constance Skidmore
Martha Sullivan
Andrew Teich
Thomas Wroe
Stephen Zide

Proposal 2: Ordinary Advisory Resolution on Executive Compensation

IT IS PROPOSED THAT, the shareholders approve, on an advisory basis, the compensation paid to our Named Executive Officers, as disclosed in the proxy statement filed by Sensata Technologies Holding plc in connection with its Annual General Meeting of Shareholders to be held on May 31, 2018, pursuant to Item 402 of Regulation S-K (including the disclosures set forth in the compensation discussion and analysis, compensation tables and accompanying narrative disclosures) be, and it hereby is approved.

Proposal 3: Ordinary Resolution Ratifying the Appointment of Independent Registered Public Accounting Firm

IT IS PROPOSED THAT, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018 be, and it hereby is, ratified and approved.

Proposal 4: Ordinary Resolution to Approve the Re-appointment of Ernst & Young LLP as the Company's U.K. Statutory Auditor

IT IS PROPOSED THAT, the re-appointment of Ernst & Young LLP as the Company's U.K. Statutory Auditor from the conclusion of the Annual General Meeting of the Company to be held on May 31, 2018, until the conclusion of the next annual general meeting of the Company at which accounts are laid be, and hereby is, approved.

Proposal 5: Ordinary Resolution to Authorize the Audit Committee to Determine the Company’s U.K. Statutory Auditor’s Remuneration for and on behalf of the Board

IT IS PROPOSED THAT, the Audit Committee be authorized for and on behalf of the Board to determine the remuneration of Ernst & Young LLP, the Company's U.K Statutory Auditor.

Proposal 6: Ordinary Resolution to Receive the Annual Report and Accounts of Sensata NV for the period ended December 31, 2017

IT IS PROPOSED THAT, the annual report and accounts for the Company's predecessor, Sensata NV, for the year ended December 31, 2017, be and hereby are, received.

Proposal 7: Special Resolution to Approve Forms of Share Repurchase Contracts and Repurchase Counterparties

IT IS PROPOSED THAT, the terms of the proposed share repurchase agreements set out in Appendix B and Appendix C of this proxy statement (the "Share Repurchase Agreements") be and hereby are, approved, provided that:

(a) the maximum price that may be paid to purchase an ordinary share shall be 110% of the last reported sale price per share for ordinary shares on the NYSE or such other exchange on which the ordinary shares are principally listed from time to time, in each case determined at the time that the purchase is made;

(b) the maximum aggregate number or ordinary shares that may be purchased pursuant to the Share Repurchase Agreements shall not exceed 20% of the total issued ordinary shares of the Company as at 5:00 pm (London time) on May 31, 2018 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time; and

(c) the authority conferred by this resolution shall, unless varied, revoked, or renewed prior to such time, expire on May 31, 2023,

and the directors and officers of the Company, any one of whom individually or jointly with other director(s) and/or officer(s), be and are hereby authorized to enter into and complete the Share Repurchase Agreements between the Company and any of the approved counterparties listed in Appendix C of this proxy statement as the Company may determine.

Proposal 8: Ordinary Resolution to Authorize the Board to Allot Equity Securities under our Equity Plans

IT IS PROPOSED THAT, the directors of the Company be generally and unconditionally authorized (in accordance with section 551 of the Companies Act) to exercise all the powers of the Company to allot shares in the Company (as defined in section 540 of the Companies Act) or grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of €56,320 in connection with the Company's equity incentive plans, for a period commencing on the date of the passing of this resolution and ending at the conclusion of the next annual general meeting of the Company unless previously renewed, varied or revoked by the Company in a general meeting.

Proposal 9: Special Resolution to Authorize the Board to Allot Equity Securities under our Equity Plans without Preemptive Rights

IT IS PROPOSED THAT, subject to the passing of Proposal 8, the directors be generally empowered (in accordance with section 570 of the Companies Act) to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority granted by Proposal 8 and/or pursuant to section 573 of the Companies Act to sell ordinary shares held by the Company as treasury shares for cash, in each case free of the restriction in section 561 of the Act, up to an aggregate nominal amount of €56,320 in connection with the Company's equity incentive plans, for a period commencing on the date of the passing of this resolution and ending at the conclusion of the next annual general meeting of the Company unless previously renewed, varied, or revoked by the Company in a general meeting but, in each case, so that the Company may make offers and enter into agreements before the authority expires which would, or might, require equity securities to be allotted (and/or treasury shares to be sold) after the authority expires and the directors of the Company may allot equity securities (and/or sell treasury shares) under any such offer or agreement as if the authority conferred hereby had not expired.

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following questions and answers are intended to address briefly some commonly asked questions regarding our Annual Meeting. They may not address all of the questions that may be important to you. Please refer to the more detailed information contained elsewhere in this proxy statements, its annexes and the documents referred to in this proxy statement for more information.

Why did I receive these proxy materials?

We have made these proxy materials available to you on the Internet or have delivered printed versions of these materials to you by mail to comply with our obligations under the Companies Act in connection with the solicitation of proxies for use at the Annual Meeting, and at any adjournment or postponement thereof. The proxy materials were first mailed on or about April 30, 2018 to shareholders who held shares as of April 27, 2018, which we refer to as the "record date".

What matters will be presented for consideration at the Annual Meeting?

Action will be taken at the Annual Meeting with respect to the following proposals, each of which is described more fully below:

1.	The election, by way of separate ordinary resolutions, of the nine nominees named in this proxy statement to serve as directors of the Company until our 2019 annual general meeting of shareholders.

2.	An advisory resolution (proposed as an ordinary resolution) on executive compensation.

3.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018.

4.
The re-appointment of Ernst & Young LLP as our U.K. statutory auditor under the Companies Act, to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company.

5.	The authorization of the Audit Committee, for and on behalf of the Board, to determine the remuneration of Ernst & Young LLP as the Company’s U.K. statutory auditor.

6.	The receipt of our Annual Report for Sensata NV for the financial year ended December 31, 2017.

7.
The approval of the form of certain share repurchase contracts to be used in the Company’s share repurchase program and the counterparties with whom the Company may conduct such repurchase transactions.

8.	The authorization of the directors to allot ordinary shares pursuant to our equity incentive plans.

9.	The authorization of the directors to allot ordinary shares pursuant to our equity incentive plans without first offering preemptive rights required under the Companies Act.

Are any matters being presented at the Annual Meeting mandated under English law?

Proposals 4 through 9 are items required to be approved by shareholders periodically under the Companies Act and generally do not have an analogous requirement under U.S. law. As such, while these proposals may be familiar and routine to shareholders accustomed to being shareholders of companies incorporated in England and Wales, other shareholders may be less familiar with these routine proposals and should review and consider each proposal carefully.

Will any other matters be decided at the Annual Meeting?

At the date of this proxy statement, we do not know of any other matters to be raised at the Annual Meeting other than those described in this proxy statement. If any other matters are, in accordance with applicable law and the Company’s Articles, properly presented for consideration at the Annual Meeting, such matters will, subject to the Articles and applicable law, be considered at the Annual Meeting and the individuals named in the proxy card will vote on such matters in their discretion.

Who is entitled to vote at the Annual Meeting?

Holders of ordinary shares, nominal value EUR 0.01 per share, as of the close of business in New York on April 27, 2018, are entitled to vote at the Annual Meeting. As of April 13, 2018, being the last practicable date prior to the publication of this proxy statement, there were 171,572,465 ordinary shares outstanding and entitled to vote. Unless disenfranchised under applicable law and/or the Articles, each ordinary share is entitled to one vote on each matter properly brought before the Annual Meeting.

What is the difference between holding ordinary shares as a shareholder of record and as a beneficial owner?

If you are registered on the register of members of the Company in respect of ordinary shares, you are considered, with respect to those ordinary shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. If your ordinary shares are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your ordinary shares by following the instructions for voting on the proxy card.

How do I vote my shares without attending the Annual Meeting?

If you are a shareholder of record, you may appoint a proxy to vote on your behalf using any of the following methods:

•	by telephone using the toll-free telephone number shown on the proxy card;

•	through the Internet as instructed on the proxy card; or

•	by mail by completing and signing the proxy card and returning it in the prepaid envelope provided.

Telephone and Internet proxy appointment facilities for shareholders of record will be available 24 hours a day. If you give instructions as to your proxy appointment by telephone, through the Internet, or by mail, such instructions must be received by 9:00 a.m., Eastern Time, on May 29, 2018. If you properly give instructions as to your proxy appointment by telephone, through the Internet or by executing and returning a paper proxy card, and your proxy appointment is not subsequently revoked, your ordinary shares will be voted in accordance with your instructions. If you are a shareholder of record and you execute and return a proxy card but do not give instructions, your proxy will be voted as follows:

•	FOR the election of all nominees for director named in this proxy statement (in each case, to be approved by way of a separate ordinary resolution);

•	FOR advisory approval of the compensation of our NEOs by way of ordinary resolution;

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018;

•	FOR the re-appointment of Ernst & Young LLP as our U.K. statutory auditor by way of ordinary resolution;

•	FOR authorizing the Audit Committee, for and on behalf of the Board, to determine the remuneration of Ernst & Young LLP by way of ordinary resolution;

•	FOR the receipt of the Annual Report of Sensata NV by way of ordinary resolution;

•	FOR the approval of the form of two share repurchase contracts and the counterparties through which the Company may conduct repurchases by way of special resolution;

•	FOR the authorization of our directors to allot ordinary shares of the Company under our equity incentive plans by way of ordinary resolution;

•
FOR authorization off our directors to allot ordinary shares of the Company under our equity incentive plans free of preemptive rights set forth in the Companies Act by way of a special resolution; and

•	otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual Meeting.

If you are a beneficial owner, you should follow the directions provided by your broker, bank, or other nominee. You may submit instructions by telephone or through the Internet to your broker, bank, or other nominee, or request and return a paper proxy card to your broker, bank, or other nominee.

May I vote at the Annual Meeting rather than by proxy?

Although we encourage you to vote through the Internet or the telephone or to complete and return a proxy card (if you received one) by mail prior to the Annual Meeting to ensure that your vote is counted, you can attend the Annual Meeting in person and vote your shares during the meeting.

If you plan to vote in person, bring your printed proxy card if you received one by mail. Otherwise, the Company will give shareholders of record a ballot at the Annual Meeting. If you are a beneficial owner, you must obtain a legal proxy from the organization that holds your shares if you wish to attend the Annual Meeting and vote in person.

What should I do if I receive more than one proxy card?

If you own some ordinary shares directly in your name as a registered holder and other ordinary shares as a beneficial owner through a broker, bank or other nominee, or if you own ordinary shares through more than one broker, bank or other nominee, you may receive multiple proxy cards. You will need to complete, sign and return all of the proxy cards included in the proxy materials that you receive or follow the instructions for any alternative voting procedure on each of the proxy cards that you receive in order to vote all of the shares you own.

How is a quorum determined?

The presence of the holders of shares in the Company who together represent at least the majority of the voting rights of all of the shareholders entitled to vote, present in person or by proxy, at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

What is a broker non-vote?

If you own your ordinary shares through a broker, bank or other nominee, and do not provide the organization that holds your ordinary shares with specific voting instructions, pursuant to the rules of the NYSE, the bank, broker or other nominee is generally permitted to vote your ordinary shares at its discretion on certain routine matters. With respect to certain non-routine matters, the broker, bank or other nominee is not permitted to vote your ordinary shares for you. If the broker, bank or other nominee that holds your ordinary shares does not receive voting instructions from you on how to vote your ordinary shares on a non-routine matter, it will inform the inspector of election that it does not have the authority to vote on this matter with respect to your ordinary shares. A broker non-vote occurs when a broker, bank or other nominee holding ordinary shares on your behalf does not vote on a particular proposal because it has not received voting instructions from you and does not have discretionary voting power with respect to that proposal.

What proposals are considered "routine" or "non-routine"?

Proposals 3, 4, 5 and 6 (ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2018, appointment of Ernst & Young LLP as our statutory auditor, authorizing the Audit Committee, for an on behalf of the Board, to determine Ernst & Young LLP’s remuneration, and the receipt of the Annual Report) are each considered a routine matter under the rules of the NYSE. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposals 3, 4, 5 and 6. Proposals 1, 2, 7, 8 and 9 (the re-election of directors by way of separate ordinary resolutions, the advisory vote on executive compensation, the approval of the form of share repurchase contracts and repurchase counterparties, the authorization to issue ordinary shares under our equity incentive plans and authorization to issue ordinary shares under our equity incentive plans without regard to preemptive rights) are matters considered non-routine under the rules of the NYSE. A broker, bank or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to Proposals 1, 2, 7, 8 and 9.

What are the voting requirements to elect directors and approve each of the other resolutions?

The election of each of the nine nominees for director will be decided by ordinary resolution, which means that the nominee will be elected if a majority of the votes are cast in favor of the nominee’s election. Abstentions and broker non-votes will not be counted as a vote either for or against a nominee for director. The resolutions proposed in Proposals 2, 3, 4, 5, 6, and 8 will be proposed as ordinary resolutions, which means that, assuming a quorum is present, each resolution will be approved if a majority of the votes cast are cast in favor of the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against these resolutions. If the number of votes cast against a resolution exceeds the number of votes cast for the resolution, the resolution will not be passed. With respect to Proposal 6 (regarding the receipt of the Company’s annual report and accounts) and the non-binding advisory resolution in Proposal 2 (regarding the compensation of our NEOs), the results of the vote will not legally require the Board or any committee thereof to take any action (or refrain from taking any action). Nevertheless, our Board values the opinions of our shareholders as expressed through their advisory votes and other communications and the Board will carefully consider the outcome of the advisory votes. The resolution proposed in Proposals 7 and 9 will be proposed as special resolutions, which means that, assuming a quorum is present, these resolutions must be approved by shareholders representing at least 75% of the votes cast on the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against this resolution. If fewer than 75% of the votes cast on the resolution are voted in favor of the resolution, the resolution will not be passed.

Can I change my vote and/or revoke my proxy?

If you are a shareholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

•	Entering a later-dated vote by telephone or through the Internet;

•	Delivering a valid, later-dated proxy card;

•	Sending written notice to the Office of the Company Secretary of Sensata; or

•	Voting by ballot in person at the Annual Meeting.

If you hold shares in "street name", you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy by attending the Annual Meeting online or in person. We will honor the proxy with the latest date. However, no revocation will be effective unless we receive notice of such revocation at or prior to the deadlines mentioned above. For those shareholders who submit a proxy electronically or by telephone, the date on which the proxy is submitted in accordance with the instructions listed on the Notice or the proxy card is the date of the proxy.

Who can attend the Annual Meeting?

Shareholders as of the close of business in New York on April 27, 2018, which is the record date for voting, may attend the Annual Meeting. If you are a registered holder or broker, bank, or other nominee, you will need to present the proxy card that you received, together with a form of personal photo identification, in order to be admitted into the meeting. If you are the beneficial owner of shares held in "street name", you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee as of the close of business in New York on April 27, 2018, along with a form of personal photo identification. Alternatively, you may contact the broker, bank or other nominee in whose name your ordinary shares are registered and obtain a legal proxy to bring to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted into the meeting or adjacent areas. All other items may be subject to search.

Who will pay the costs of this proxy solicitation?

We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made on our behalf by certain directors, officers, or employees of Sensata and our subsidiaries. Directors, officers and employees of Sensata and our subsidiaries will receive no additional compensation for such solicitation. We also have engaged a third party contractor, Laurel Hill Advisory Group, LLC, and will incur approximately $10,000 as a result of this engagement. We also will reimburse banks, brokers and other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners.

Who will count the vote?

Representatives of our transfer agent, Computershare Trust Company, N.A., will count the vote and serve as inspectors of election.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and disclosed in a Current Report on Form 8-K, which the Company is required to file with the SEC. The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the Companies Act will be made available on the Company’s website (www.sensata.com) as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

Where can I obtain directions to the Annual Meeting?

For directions to the Annual Meeting, please contact us at Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703 or investors@sensata.com.

APPENDIX A
Non-GAAP Financial Measures
This Proxy Statement discusses certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles ("non-GAAP financial measures"), which are used by our management, Board of Directors, and investors. We use these non-GAAP financial measures internally to make operating and strategic decisions, including the preparation of our annual operating plan, evaluation of our performance, and as a factor in determining compensation for certain employees. We believe these non-GAAP measures provide additional information to facilitate comparisons of our historical operating results and trends in our underlying business.
Non-GAAP financial measures should be considered as supplemental in nature and are not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with U.S. GAAP. In addition, our non-GAAP financial measures may not be the same as or comparable to similar non-GAAP measures presented by other companies. We consider quantitative and qualitative factors in assessing whether to adjust for the impact of items that may be significant or that could affect an understanding of our ongoing financial and business performance or trends.
Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included below.
Free cash flow to net cash provided by operating activities:

	For the years ended December 31,
	2017	2016	% Change
Net cash provided by operating activities	$557,646	$521,525	6.9%
Less: Additions to property, plant and equipment and capitalized software	(144,584)	(130,217)
Free cash flow	$413,062	$391,308	5.6%
Net leverage ratio to debt:

	As of December 31,
	2017	2016
Current portion of long-term debt, capital lease and other financing obligations	$15,720	$14,643
Capital lease and other financing obligations, less current portion	28,739	32,369
Long-term debt, net of discount and deferred financing costs, less current portion	3,225,810	3,226,582
Total debt	3,270,269	3,273,594
Less: Discount	(14,424)	(17,655)
Less: Deferred financing costs	(27,758)	(33,656)
Total gross indebtedness	3,312,451	3,324,905
Less: Cash and cash equivalents	753,089	351,428
Net Debt	$2,559,362	$2,973,477
LTM Adjusted EBITDA	$853,626	$791,680
Net leverage ratio	3.0	3.8

Adjusted EBITDA to net income:

	For the years ended December 31,
	2017	2016
Net income	$408,357	$262,434
Interest expense, net	159,761	165,818
(Benefit from)/provision for income taxes	(5,916)	59,011
Depreciation expense	109,321	106,903
Amortization of intangible assets	161,050	201,498
EBITDA	832,573	795,664
Non-GAAP adjustments:
Restructuring and special charges	19,151	11,536
Financing and other transaction costs	9,267	1,508
Deferred gains on other hedges	(7,365)	(19,347)
Amortization expense related to the step-up in fair value of inventory	—	2,319
Adjusted EBITDA	$853,626	$791,680

Adjusted EBIT, Adjusted EBIT Margin, and organic adjusted EBIT growth to net income:

	For the year ended December 31,
	2017		2016		Change
	Amount	Margin [2]	Amount	Margin [2]	Amount	Margin [2]
Net income	$408,357	12.3%	$262,434	8.2%	55.6%	410 bps
Interest expense, net	159,761	4.8%	165,818	5.2%	(3.7)%	(40) bps
(Benefit from)/provision for income taxes	(5,916)	(0.2)%	59,011	1.8%	(110.0)%	(200) bps
EBIT	562,202	17.0%	487,263	15.2%	15.4%	180 bps
Non-GAAP adjustments:
Restructuring and special charges	21,331	0.6%	14,982	0.5%	42.4%	10 bps
Financing and other transaction costs	9,267	0.3%	1,508	0.0%	514.5%	30 bps
Deferred gains on other hedges	(7,365)	(0.2)%	(19,347)	(0.6)%	61.9%	40 bps
Depreciation and amortization expense related to the step-up in fair value of fixed and intangible assets and inventory	165,040	5.0%	210,847	6.6%	(21.7)%	(160) bps
Adjusted EBIT	$750,475	22.7%	$695,253	21.7%	7.9%	100 bps
Percentage change in Adjusted EBIT	7.9%
Non-GAAP adjustments:
Effects of foreign currency exchange movements [1]	0.0%
Organic Adjusted EBIT growth	7.9%

1	Represents the effects of changes in foreign currency exchange rates, including acquisitions, in FY’17 versus FY’16

2	Percentage of net revenue

Organic adjusted earnings per share growth and adjusted earnings per share to diluted net income per share:

	For the year ended December 31,
	2017	2016	% Change
Diluted net income per share	$2.37	$1.53	54.9%
Non-GAAP adjustments:
Restructuring and special charges	0.12	0.09
Financing and other transaction costs	0.05	0.01
Deferred gain on other hedges	(0.04)	(0.11)
Depreciation and amortization expense related to the step-up in fair value of fixed and intangible assets and inventory	0.96	1.23
Deferred income tax and other tax (benefit)/expense	(0.32)	0.10
Amortization of deferred financing costs and debt discounts	0.04	0.04
Adjusted earnings per share	$3.19	$2.89	10.4%
Percentage change in adjusted earnings per share	10.4%
Non-GAAP adjustments:
Effects of foreign currency exchange movements [1]	0.0%
Organic adjusted earnings per share growth	10.4%

1	Represents the effects of changes in foreign currency exchange rates, including acquisitions, in FY’17 versus FY’16
Organic adjusted net income margins to net income margins:

	For the year ended December 31,
	2017	2016
Net income as a percentage of net revenue	12.3%	8.2%
Non-GAAP adjustments:
Restructuring and special charges	0.6%	0.5%
Financing and other transaction costs	0.3%	0.0%
Deferred gain on other hedges	(0.2)%	(0.6)%
Depreciation and amortization expense related to the step-up in fair value of fixed and intangible assets and inventory	5.0%	6.6%
Deferred income tax and other tax (benefit)/expense	(1.7)%	0.5%
Amortization of deferred financing costs and debt discounts	0.2%	0.2%
Adjusted net income margin	16.6%	15.5%

APPENDIX B
FORM OF RULE 10B-18 REPURCHASE CONTRACT
This agreement is made on             , 20
BETWEEN:
Sensata Technologies Holding plc                 (the "Company")
Interface House
Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon
Wiltshire
SN4 8SY
United Kingdom
Registered No. 10900776

(the "Counterparty")

It is agreed that the Counterparty will purchase on a principal basis interests in ordinary shares of the Company, nominal (i.e., par) value €0.01 per share (the "Ordinary Shares"), for subsequent sale and delivery to the Company pursuant to the terms of this Agreement as follows:

1.
Throughout the period of this Agreement, Ordinary Shares will be purchased in the open market or through privately negotiated transactions by the Counterparty upon instructions provided from time to time by the Company as to the number of Ordinary Shares to be purchased over a designated period of time and the price or prices that the Company is willing to pay for the Ordinary Shares (the "Purchase Price"), such instructions to be provided by the Company from one or more authorised person(s) to be notified to the Counterparty by the Company (each an "Authorised Person").

2.	Ordinary Shares will be purchased by the Counterparty in accordance with all applicable laws and regulations, including (without limitation):

(a)
the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the "Exchange Act"), provided, that the Counterparty shall not be responsible for compliance with such volume limitations to the extent that the Company or any affiliated purchaser of the Company has purchased shares through any other broker or dealer on any single day (including the purchase of a block of stock under the “one block per week” exemption provided for under Rule 10b-18(b)(4)) and the Company either (i) has not informed the Counterparty of any such purchases executed on the same day (or, in the case of block purchases, during the same week) on which the Company has instructed the Counterparty to effect purchases under this Agreement or (ii), in the case of block purchases, has not informed the Counterparty of the volume of all such block purchases effected during the prior four weeks for purposes of computing allowable trading volume. The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this program will be advised to the Counterparty by an Authorised Person from time to time following the execution of this Agreement;

(b)	Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act regarding timing of purchases; and

(c)	Rule 10b-18(b)(3) of the Exchange Act regarding price of purchases, as such laws and regulations may be amended from time to time.

3.	Notwithstanding the foregoing:

(a)
the maximum price that may be paid to purchase an Ordinary Share shall be 110% of the last reported sale price per share for the Ordinary Shares on the New York Stock Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time (the "Principal Market"), in each case determined at the time that the purchase is made; and

(b)
the maximum aggregate number of Ordinary Shares which may be purchased pursuant to this Agreement shall not exceed 20% of the total issued ordinary shares of the Company as at 5:00 pm (London time) on May 31, 2018 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time.

4.
The Company confirms that all purchases will be effected pursuant to Rule 10b-18 of the Exchange Act, from or through only one broker or dealer on any single day or as otherwise allowed by Rule 10b-18(b) of the Exchange Act.

5.
Purchases may be made on any national securities exchange, electronic communication network (ECN), alternative trading system (ATS), in over-the-counter (OTC) transactions or through privately negotiated transactions.

6.	Before purchases commence under this Agreement, the Company and/or its predecessor, Sensata Technologies Holding N.V., will have disclosed the repurchase program to the public.

7.
The Company reserves the right to instruct the Counterparty to suspend purchases at any time, without prejudice to the settlement of purchases effected by the Counterparty prior to the receipt of notice of such suspension. Notification of suspension will be communicated directly to the Counterparty via email or such other methods as are agreed between the Company and the Counterparty. The Company agrees that purchases shall not be made at any time when, for legal or regulatory reasons, it would be inappropriate for the Counterparty or the Company to effect such purchases.

8.
The Company represents that the entry into this Agreement and any purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will comply with and not violate or contravene any legal, regulatory or contractual restriction or requirement applicable to the Company or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act and that the Company has obtained and will maintain all necessary consents and approvals to enter into this Agreement and carry out purchases of Ordinary Shares pursuant to this Agreement.

9.
The Counterparty represents that it has established reasonable policies and procedures to ensure that its agents and representatives responsible for executing purchases of Ordinary Shares pursuant to this Agreement will not violate the federal insider trading laws and will use good faith efforts to comply with the requirements of Rule 10b-18.

10.	Daily purchase information will be provided by the Counterparty to the Company by phone or email, and trade confirmations will be sent by email or fax on each relevant trade date.

11.	Purchases of Ordinary Shares, in accordance with the instructions contained herein, will commence on the date to be agreed between the Company and the Counterparty.

12.
Notices for the attention of the Company shall be sent to the Company's Treasurer (or such other person(s) as notified in writing to the Counterparty by the Company) at the address, email address and/or fax number (as applicable) notified in writing to the Counterparty by the Company.

13.	Notices for the attention of the Counterparty shall be sent to the address notified in writing to the Company by the Counterparty.

14.
Any notice shall be deemed given on the date received by the recipient pursuant to Paragraph 12 or 13 above or, if received after 4:00 PM New York City time, on the next day on which the Principal Market is open for business and the Ordinary Shares trade in the regular way on the Principal Market (a "Trading Day") or if received on a day that is not a Trading Day, on the next Trading Day.

15.
The Counterparty shall (including, without limitation, by liaising with the transfer agent and registrar of the Company (the "Transfer Agent")) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depository Trust Company (the "DTC System") (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a "Record Share").

16.
In accordance with Paragraph 15, the Counterparty shall sell, and the Company shall purchase, all such Record Shares. Such purchase(s) shall be (a) settled on the same day that the Counterparty acquires the shares upon the settlement of its purchase(s) pursuant to Paragraph 1; and (b) on the same terms as the purchase(s) were effectuated by the Counterparty pursuant to Paragraph 1. Following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares, or such Record Shares shall otherwise be cancelled by the Company. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty.

17.
The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this Agreement.

18.
The Company will pay for any and all Record Shares purchased by it in accordance with Paragraph 15 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of Record Shares or such other date as may be agreed between the Company and the Counterparty. Any commission payable by the Company in respect of the delivery of Record Shares shall be agreed in writing from time to time between the Company and the Counterparty, and shall be paid to the Counterparty by the Company on delivery of Record Shares or such other date as may be agreed between the Company and the Counterparty. The relevant bank account details of the Counterparty shall be notified to the Company by the Counterparty in writing from time to time.

19.	The Counterparty and the Company each acknowledge and agree that:

(a)
Prior to an acquisition by the Company under Paragraph 15 hereof, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by the Counterparty pursuant to this Agreement;

(b)
Nothing in this Agreement is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

(c)
The Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect purchases of shares hereunder in "riskless principal transactions" as defined in Rule 10b-18(a)(12) of the Exchange Act.

20.	This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

21.	This Agreement may not be assigned by any party without the prior written consent of the other party.

22.	This Agreement is binding upon, and inures to the benefit of, the parties and their respective permitted successors and assigns.

23.	This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

24.
If any provision of this Agreement is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Agreement will continue and remain in full force and effect.

25.
This Agreement may be terminated by either party at any time, and with immediate effect, upon written notice from one party to the other by overnight mail, email or fax, at the addresses or fax numbers previously notified by the other party.

26.
The Company represents and warrants that it is not, on the date hereof (and on any of the dates the Company notifies Counterparty to transact under this Agreement), in possession of any material non-public information regarding the Company or the Ordinary Shares. Information is "Material" if there is a substantial likelihood that a reasonable investor would consider it important in making an investment decision. Information is “Non-public” if it has not been disseminated in a manner making it available to investors generally. The Company also represents and warrants that it is currently in an open trading window and will be on the dates the Company notifies Counterparty to transact under this Agreement.

SENSATA TECHNOLOGIES HOLDING PLC         (the "Company")
By:     _____________________________
Name:
Title:

(the "Counterparty")
By:     _____________________________
Name:
Title:

APPENDIX C
FORM OF RULE 10B5-1 REPURCHASE PLAN
Repurchase Plan, dated             , 20         (the "Repurchase Plan"),
BETWEEN:
Sensata Technologies Holding plc                (the "Company")
Interface House
Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon
Wiltshire
SN4 8SY
United Kingdom
Registered No. 10900776
        (the "Counterparty")

Capitalized terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in Exhibit A hereto, which is incorporated herein and made part of this Repurchase Plan.
WHEREAS, the Company desires to establish this Repurchase Plan to purchase its ordinary shares, nominal (i.e., par) value €0.01 per share (the "Ordinary Shares"); and
WHEREAS, the Company desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan.
NOW, THEREFORE, the Company and the Counterparty hereby agree as follows:
I.Implementation of the Plan

1.
Prior to the commencement of the transactions contemplated by this Repurchase Plan the parties shall agree in writing in a form substantially as set forth in Exhibit A hereto to certain terms in respect of the proposed repurchases.

2.
During the Repurchase Period, the Counterparty shall effect one or more purchases as principal of Ordinary Shares having a maximum aggregate value of no more than the Total Repurchase Amount. On each Trading Day, the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to $1,000. Notwithstanding the foregoing, the Counterparty shall not purchase any Ordinary Shares at a price exceeding the Limit Price and the maximum aggregate number of Ordinary Shares which may be purchased pursuant to this Repurchase Plan shall not exceed the Repurchase Cap.

3.
If, consistent with ordinary principles of best execution or for any other reason, the Counterparty cannot purchase the Maximum Amount on any Trading Day, then the amount of such shortfall may be purchased as soon as practicable on the immediately succeeding Trading Day and on each subsequent Trading Day as is necessary to purchase such shortfall consistent with ordinary principles of best execution; provided that in no event may the amount of such shortfall be purchased later than the fourth business day after such Trading Day.

4.
Nevertheless, if any such shortfall exists after the close of trading on the last Trading Day of the Repurchase Period, the Counterparty’s authority to purchase such shares under this Repurchase Plan shall terminate.

5.
The Counterparty may make purchases pursuant to this Repurchase Plan in the open market or through privately negotiated transactions. The Counterparty agrees to comply with the manner of purchase requirements of paragraphs (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in effecting any purchase of Ordinary Shares in the open market pursuant to this Repurchase Plan. The Company agrees not to take any action that would cause any purchase in the open market not to comply with Rule 10b-18, nor to attempt to influence when or whether purchases are made by the Counterparty.

6.
The Counterparty shall (including without limitation, by liaising with the transfer agent and registrar of the Company (the "Transfer Agent")) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the "DTC System") (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a "Record Share").

7.
In accordance with Article I, Paragraph 6 and Exhibit A, the Counterparty shall sell, and the Company shall purchase, all such Record Shares. Such purchase(s) shall be (a) settled on the same day that the Counterparty acquires the shares upon the settlement of its purchase(s) pursuant to Article I, Paragraph 2 and; (b) on the same terms as the purchase(s) were effectuated by the Counterparty pursuant to Article I, Paragraph 2. Following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be cancelled. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this Repurchase Plan.

8.
The Company will pay for any Record Shares purchased by it in accordance with Article I, Paragraph 6 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Record Shares or such other date as may be agreed between the Company and the Counterparty. Any commission payable by the Company in respect of the delivery of Record Shares shall be set forth in Exhibit A, and shall be paid to the Counterparty by the Company on delivery of the Record Shares or such other date as may be agreed between the Company and the Counterparty. The relevant bank account details of the Counterparty or its designee shall be notified to the Company by the Counterparty in writing from time to time.

9.
Following the commencement of the Repurchase Period, this Repurchase Plan shall terminate on the earliest of: (i) the date an aggregate purchase amount of Ordinary Shares (exclusive of commissions) equal to the Total Repurchase Amount (as defined in Exhibit A) have been purchased pursuant to this Repurchase Plan; (ii) the date that any person publicly announces a tender or exchange offer with respect to the Ordinary Shares; (iii) the date of public announcement of a merger, acquisition, reorganization, recapitalization or comparable transaction affecting the Company as a result of which either (A) the Ordinary Shares are to be exchanged or converted into other securities or property or (B) the alternate volume calculations set forth in Rule 10b-18(a)(13) have become effective; (iv) the date on which Counterparty receives notice of the intended or actual commencement of any proceedings in respect of or triggered by the Company's bankruptcy, insolvency or similar proceeding; (v) the date on which any event of termination described herein shall occur; (vi) promptly after the receipt of written notice of termination signed by an officer of the Company and confirmed by telephone (provided that (A) any such termination shall not cause purchases previously effected pursuant to this Repurchase Plan to fail to be entitled to the benefits of Rule 10b5-1(c) and (B) any such termination notice shall not indicate the reasons for the termination or contain any material non-public information); or (vii) the date on which the Repurchase Period ends as set out in Exhibit A.
Upon termination of this Repurchase Plan, the Counterparty shall immediately suspend executing purchases pursuant to the Repurchase Plan.

10.
It is the intent of the Company and the Counterparty that the Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Exchange Act, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

11.
The Counterparty agrees to purchase Ordinary Shares in accordance with (i) Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act ("Time of Purchases"), (ii) Rule 10b-18(b)(3) of the Exchange Act ("Price of Purchases") and (iii) the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Exchange Act.

12.	If the Counterparty must suspend purchases of Ordinary Shares under the Repurchase Plan on a particular day for any of the following reasons (any such reason, a "Blackout"):

(a)	the Ordinary Shares are not trading in the regular way on the New York Stock Exchange (the "Exchange");

(b)	trading of the Ordinary Shares on the Exchange is suspended for any reason;

(c)
the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18 of the Exchange Act) or a restriction under the terms of any contract applicable to the Counterparty;

(d)	the Counterparty, in its sole discretion, deems such purchase to be inadvisable as a result of a disruption in the financial markets, or in the market activity in the Ordinary Shares; or

(e)	the Counterparty has received a Suspension Notice (as defined in Article I, Paragraph 13 below) from the Company in accordance with Article I, Paragraph 13 below,

then the Counterparty will resume purchases in accordance with this Repurchase Plan on the next day specified in the Repurchase Plan if practicable (or as soon as otherwise practicable) after the condition causing the suspension of purchases has been resolved or, in the event of a suspension caused by the receipt of a Suspension Notice from the Company, receipt of notice from the Company requesting that the Counterparty resumes purchases pursuant to this Repurchase Plan. Any purchases that would have been executed in accordance with the terms of this Repurchase Plan but are not executed due to the existence of a Blackout shall be deemed to be cancelled and shall not be effected pursuant to this Repurchase Plan.

13.
The Counterparty agrees that if the Company enters into a transaction that results, in the Company's good faith determination, in the imposition of trading restrictions on the Company, and if the Company shall provide the Counterparty prior notice (a "Suspension Notice"), then Counterparty will cease effecting purchases under this Repurchase Plan until notified by the Company that such restrictions have terminated. Any Suspension Notice shall be delivered pursuant to Article III, Paragraph 1 (set out below) and shall indicate the anticipated duration of the suspension, but shall not include any other information about the nature of such suspension or its applicability to the Company and shall not in any way communicate any material non-public information about the Company or its securities to the Counterparty.

14.
The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Exhibit A, shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalization with respect to the Company that occurs during the term of this Repurchase Plan.

15.
Except as otherwise expressly set forth in this Repurchase Plan, the Company acknowledges and agrees that it does not have authority, influence or control over any purchase executed by the Counterparty pursuant to this Repurchase Plan, and the Company will not attempt to exercise any authority, influence or control over such purchases. The Counterparty agrees not to seek advice from the Company with respect to the manner in which it executes purchases under this Repurchase Plan. The Company agrees that it shall not, directly or indirectly, communicate any information relating either to the Ordinary Shares or to the Company to any member of Counterparty's securities division at any time during the term of this Repurchase Plan. The Company shall be solely responsible for complying with all reporting or filing requirements, or with any laws not mentioned herein, that may apply to purchases under this Repurchase Plan.

16.
The Company agrees that, in the absence of bad faith, gross negligence or willful misconduct, Counterparty and its affiliates and their directors, officers, employees and agents (collectively, "Broker Persons") shall not have any liability whatsoever to the Company for any action taken or omitted to be taken in connection with this Repurchase Plan or the making of any purchase hereunder. The Company further agrees to hold each Broker Person free and harmless from any and all losses, damages, liabilities or expenses (including reasonable attorneys' fees and costs) incurred or sustained by such Broker Person in connection with or arising out of any suit, action or proceeding relating to this Repurchase Plan (each an "Action") and to reimburse each Broker Person for such Broker Person's expenses, as they are incurred, in connection with any Action, unless such loss, damage, liability or expense is determined in a non-appealable order of a court of competent jurisdiction to be solely the result of such Broker Person's bad faith, gross negligence or willful misconduct. This paragraph shall survive termination of this Repurchase Plan.

II.Representations and Warranties

1.
The Counterparty represents that it has established reasonable policies and procedures to ensure that its agents and representatives responsible for executing purchases of Ordinary Shares pursuant to this Repurchase Plan will not violate the insider trading laws and will comply with the requirements of Rule 10b-18 and Rule 10b5-1(c)(2) of the Exchange Act.

2.
The Company represents that the entry into this Agreement and any purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will comply with and not violate or contravene any legal, regulatory or contractual restriction or requirement applicable to the Company or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act and that the Company has obtained and will maintain all necessary consents and approvals to enter into this Agreement and carry out purchases of Ordinary Shares pursuant to this Agreement.

3.	The Company represents that, as of the date hereof:

a.	the Board of Directors of the Company has authorized the repurchase of the Ordinary Shares;

b.	the Company and/or its predecessor, Sensata Technologies Holding N.V., publicly announced its authorization to effect repurchases of Ordinary Shares in a press release;

c.
as of the date hereof, the Company is not aware of material non-public information concerning the Company and is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1;

d.
the Company will not, during the period this Repurchase Plan is in effect, enter into any comparable agreement with any other broker if the period of such comparable agreement shall overlap with the period of this Repurchase Plan;

e.	purchases of Ordinary Shares pursuant to this Repurchase Plan are not prohibited or restricted by any legal, regulatory or contractual restriction or undertaking binding on the Company; and

f.	the Company shall immediately notify Counterparty if any of the statements contained in paragraphs 3(d) or 3(e) above become inaccurate prior to the termination of this Repurchase Plan.

III.	General

1.	All notices given by the parties under this Repurchase Plan shall be given by fax, email, certified mail or overnight courier as specified below:

a.	If to the Counterparty:

Address:
Attention:
Email address:
Fax:
or such other person(s) as notified in writing to the Company by the Counterparty at the address, email address and/or fax number (as applicable) of such person(s) as notified in writing to the Company by the Counterparty.

b.	If to the Company:
Address:
Attention:
Email address:
Fax:
or such other person(s) as notified in writing to the Counterparty by the Company at the address, email address and/or fax number (as applicable) of such person(s) as notified in writing to the Counterparty by the Company.
Any notice shall be deemed given on the date received by the recipient pursuant to this Paragraph or, if received after 4:00 PM New York City time on the next Trading Day (as defined in Exhibit A) or if received on a day that is not a Trading Day, on the next Trading Day.

2.
The Counterparty shall provide information regarding purchases of Ordinary Shares daily to the Company by phone or email followed by trade details via fax, email, or such other methods as are agreed between the Company and the Counterparty. The Counterparty also shall email a trade confirmation to the Company on each trade date and provide summaries of trades on a daily basis via email as provided in Paragraph 1 of this Article. Names, phone numbers and email addresses for Company contacts may be changed by the Company by written notice to the Counterparty in accordance with Paragraph 1 of this Article. Other reports or information shall be provided at such times and with such frequency as are agreed between the Company and the Counterparty. The Counterparty and the Company each acknowledges and agrees that:

a.
prior to an acquisition by the Company pursuant to Article I, Paragraph 6, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by Counterparty pursuant to this Repurchase Plan;

b.
nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

c.
the Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in "riskless principal transactions'' as defined in Rule 10b-18(a)(12) of the Exchange Act.

3.
This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York and may be modified or amended only by written agreement signed by the parties hereto and provided that any such modification or amendment shall only be permitted at a time when the Company is not aware of material non-public information concerning the Company or its securities. In the event of a modification or amendment to this Repurchase Plan, no purchases shall be effected during the ten business days immediately following such modification or amendment (other than purchases already provided for in this Repurchase Plan prior to modification or amendment). For the avoidance of doubt, the foregoing requirements applicable to modifications and amendments shall not apply to a termination of this Repurchase Plan.

4.	This Repurchase Plan may not be assigned by any party without the prior written consent of the other party.

5.	This Repurchase Plan is binding upon, and inures to the benefit of, the parties and their respective permitted successors and assigns.

6.	This Repurchase Plan may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

7.
If any provision of this Repurchase Plan is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Repurchase Plan will continue and remain in full force and effect.

8.
This Repurchase Plan may be terminated by either party at any time, and with immediate effect, upon written notice from one party to the other by overnight mail, email or fax, at the addresses or fax numbers previously notified by the other party.

9.
The Counterparty agrees to maintain the confidentiality of this Repurchase Plan, including the terms of Exhibit A hereof, except that this Repurchase Plan may be disclosed (a) to its affiliates and its or its affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisers (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Repurchase Plan and instructed to keep such Repurchase Plan confidential); (b) to the extent requested by any regulatory authority or self-regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Repurchase Plan; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Repurchase Plan or the enforcement of rights hereunder; (f) with the consent of the Company; or (g) to the extent such information (i) becomes publicly available other than as a result of a breach of this Paragraph, or (ii) becomes available to the Counterparty from a source other than the Company that does not owe an obligation of confidentiality to the Company.

IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.

SENSATA TECHNOLOGIES HOLDING PLC         (the "Company")
By:     _____________________________
Name:
Title:

(the "Counterparty")
By:     _____________________________
Name:
Title:

Exhibit A
The Counterparty and the Company shall hereby agree that the following terms shall have the following meanings:
"Limit Price" shall mean a per share price of the lesser of $ and 110% of the last reported sale price per share for the Ordinary Shares on the Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time, in each case determined at the time that the purchase is made.
"Maximum Amount" shall mean the maximum purchase amount in a single trading day and shall mean:

If the price is at or above $..........	0 shares
If the price is greater than or equal to $.......... and less than or equal to $..........	5% of the average daily trading volume
If the price is greater than or equal to $.......... and less than or equal to $..........	7.5% of the average daily trading volume
If the price is greater than or equal to $.......... and less than or equal to $..........	10% of the average daily trading volume
If the price is greater than or equal to $.......... and less than or equal to $..........	12.5% of the average daily trading volume
If the price is less than $..........	15% of the average daily trading volume

"Repurchase Cap" shall mean 20% of the total issued ordinary shares of the Company as at 5:00 pm (London time) on May 31, 2018 (or such other date on which the cross-border merger between the Company and Sensata Technologies N.V. becomes effective) as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time.
"Repurchase Period" shall mean the period commencing on , 20 and terminating at close of business , 20 .
"Total Repurchase Amount" is the maximum aggregate purchase amount in the Repurchase Period and shall mean $      .
"Trading Day" shall mean each day during the Repurchase Period on which the Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time is open for trading and the Ordinary Shares trade in the regular way.
Commission paid under this Repurchase Plan shall equal $          per Record Share sold to the Company.

APPROVED COUNTERPARTIES
The Company may only enter into Share Repurchase Contracts with the following counterparties (or their subsidiaries or affiliates from time to time):

Bank of America Corporation
BMO Financial Group
BNP Paribas Securities Corp.
Bank of Tokyo-Mitsubishi UFJ, Ltd.
Barclays Bank PLC
CIBC World Markets Corp.
Citibank Global Markets Inc.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Fifth Third Securities, Inc.
Goldman, Sachs & Co.
HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC
Loop Capital Markets LLC
Mizuho Securities USA Inc.
Morgan Stanley & Co., LLC
Northern Trust Securities
RBC Capital Markets, LLC
SMBC Nikko Securities America, Inc.
TD Securities (USA) LLC
The Williams Capital Group, L.P.
Wells Fargo Securities, LLC

VOTE BY INTERNET - www.proxyvote.com
SENSATA TECHNOLOGIES HOLDING PLC 529 PLEASANT ST. ATTLEBORO, MA 02703
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 9:00 A.M. Eastern Time on May 29, 2018 for registered holders, and up until 11:59 P.M. Eastern Time on May 30, 2018 for those who hold shares in street name through a broker, bank or other nominee or a broker, bank or other nominee holding shares in street name. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 9:00 A.M. Eastern Time on May 29, 2018 for registered holders, and up until 11:59 P.M. Eastern Time on May 30, 2018 for those who hold shares in street name through a broker, bank or other nominee or a broker, bank or other nominee holding shares in street name. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 9:00 A.M. Eastern Time on May 29, 2018 for registered holders, and up until 11:59 P.M. Eastern Time on May 30, 2018 for those who hold shares in street name through a broker, bank or other nominee or a broker, bank or other nominee holding shares in street name.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

SENSATA TECHNOLOGIES HOLDING PLC
The Board of Directors recommends you vote FOR the following:

1	Election of Directors
	Nominees	For	Against	Abstain			For	Against	Abstain
1a	Paul Edgerley	☐	☐	☐	1f	Constance E. Skidmore	☐	☐	☐
1b	Martha Sullivan	☐	☐	☐	1g	Andrew Teich	☐	☐	☐
1c	James E. Heppelmann	☐	☐	☐	1h	Thomas Wroe	☐	☐	☐
1d	Charles W. Peffer	☐	☐	☐	1i	Stephen Zide	☐	☐	☐
1e	Kirk P. Pond	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 through 9.										For	Against	Abstain
2	Advisory resolution to approve executive compensation									☐	☐	☐
3	Ordinary resolution to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm									☐	☐	☐
4	Ordinary resolution to reappoint Ernst & Young LLP as the Company's U.K. statutory auditor									☐	☐	☐
5	Ordinary resolution to authorize the Audit Committee, for and on behalf of the Board, to determine the Company's U.K. statutory auditor's reimbursement									☐	☐	☐
6	Ordinary resolution to receive the Sensata Technologies Holding N.V. 2017 Annual Report									☐	☐	☐
7	Special resolution to approve the form of share repurchase contracts and repurchase counterparties									☐	☐	☐
8	Ordinary resolution to authorize the Board of Directors to allot shares under equity incentive plans									☐	☐	☐
9	Special resolution to authorize the Board of Directors to allot equity securities under our incentive plans without pre-emptive rights									☐	☐	☐
NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)				Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

SENSATA TECHNOLOGIES HOLDING PLC
PROXY
Annual General Meeting of Shareholders
May 31, 2018

This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder of Sensata Technologies Holding plc hereby constitutes and appoints each of Joshua Young, Steven Reynolds, and Melissa Mong as the attorney and proxy of the undersigned, with full power of substitution and revocation, to vote for and in the name, place, and stead of the undersigned at the 2018 Annual General Meeting of Shareholders of Sensata Technologies Holding plc (the “Company”), to be held on May 31, 2018, beginning at 9:00 a.m. Eastern Time, at the offices of Foley Hoag LLP, located at Seaport West, 155 Seaport Boulevard, Boston, MA 02210-2600, and at any adjournments or postponements thereof, the number of votes the undersigned would be entitled to cast if present.

The Notice of Meeting, proxy statement and proxy card are available at http://annualmeeting.sensata.com for viewing purposes only

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS RECOMMENDED BY THE BOARD AND FOR EACH OF THE PROPOSALS (2) THROUGH (9).

Continued and to be signed on reverse side